UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Irwin Financial Corporation

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Irwin Financial Corporation

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Irwin Financial Corporation   500 Washington Street, Columbus, Indiana 47201

                                         March 17, 2006
Notice of 2006 Annual Meeting of Shareholders

To our Shareholders:	You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Irwin Financial Corporation, to be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, on Thursday, April 6, 2006, at 4:00 p.m., Columbus time, for the following purposes:

Proposals:

Item 1. to elect four Directors to serve on the Board until our 2009 annual meeting;

Item 2. to approve the Irwin Union Bank Amended and Restated Performance Unit Plan;

Item 3. to approve the Irwin Commercial Finance Amended and Restated Performance Unit Plan;

Item 4. to approve the Irwin Home Equity Corporation Performance Unit Plan;

Other Items:

•	to hear such reports as may be presented; and

•	to transact any other business that may properly come before the meeting or any adjournment of it.

Items 1 through 4 are described further in the proxy statement accompanying this Notice.

Registration of shareholders will start at 3:15 p.m. and the meeting will start at 4:00 p.m. Following the meeting, refreshments will be served.

Your vote is important. Whether or not you plan to attend the meeting, I encourage you to date, sign, and mail the enclosed proxy in the postpaid envelope that is provided. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

Enclosed with this notice are our Annual Report to Shareholders for 2005, our Annual Report on Form 10-K and our Proxy Statement.

Matt Souza, Secretary

2006 Proxy Statement Table of Contents

Proxy Statement of Irwin Financial Corporation

For the Annual Meeting of Shareholders to be held April 6, 2006
GENERAL INFORMATION AND VOTING PROCEDURES

We are providing this proxy statement and the accompanying form of proxy (the “proxy card”) in connection with the solicitation by our Board of Directors of proxies to be used at our Annual Meeting of Shareholders on Thursday, April 6, 2006. The meeting will be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, at 4:00 p.m., Columbus time, or any adjournment thereof. Please see the back cover for directions.

We will bear the costs of the solicitation of proxies. In addition to solicitation by mail, proxies may be solicited by our directors, officers and employees, at no additional compensation, by telephone, facsimile transmission, e-mail, and personal interviews or otherwise.

A shareholder who signs and returns a proxy card may revoke it at any time before it is exercised by giving notice of revocation to our Secretary. All shares represented by a proxy card, if it is executed and returned, will be voted as directed by the shareholder. If a shareholder executes and returns a proxy card, but makes no direction as to such shareholder’s vote, the shares will be voted on each matter to come before the meeting in accordance with the recommendation of the Board of Directors.

Only shareholders of record at the close of business on February 17, 2006 (the “record date”), will be entitled to vote. On the record date, there were 28,683,634 common shares outstanding. Each common share is entitled to one vote on each matter to be voted on at the meeting.

Shareholders owning a majority of all the common shares outstanding must be present in person or represented by a proxy card in order to constitute a quorum for the transaction of business. Based on the number of common shares outstanding on the record date, 14,341,818 shares will be required at the meeting for a quorum.

Proxy cards returned by brokers with “non-votes” on any matter on behalf of shares held in street name because the beneficial owner has withheld voting instructions, and proxy cards returned with abstentions, will be treated as present for purposes of determining a quorum. However, non-votes and abstentions will not be counted as voting on any matter for which a non-vote or abstention is indicated and will therefore not affect the outcome of those matters.

If you are a participant in the Irwin Financial Corporation Employees’ Savings Plan and/or the Irwin Mortgage Corporation Retirement and Profit Sharing Plan (collectively, the Plans), you have the right to direct Fidelity Management Trust Company (Fidelity), as trustee of the Plans, regarding how to vote the shares of Irwin Financial Corporation attributable to your individual account under the Plans. Your instructions to Fidelity will be tabulated confidentially. If your voting directions are not received by April 3, 2006, the shares attributable to your account will not be voted.

More specific voting information accompanies the Proposals.

Our main offices are located at 500 Washington Street, Columbus, Indiana 47201. Our website is www.irwinfinancial.com.

This proxy statement will be mailed to shareholders on or about March 17, 2006.

SECURITIES OWNERSHIP AND REPORTING

Principal Holders of Irwin Financial Securities

Persons known by management to own beneficially more than 5% of our common shares, as of the record date, are listed below. All of the shares listed are beneficially owned through voting and investment power held solely by the reported owner, except as otherwise indicated.

Name and Address	Amount and Nature of		Percent
of Beneficial Owner	Beneficial Ownership		of Class

William I. Miller 500 Washington Street Columbus, Indiana 47201	11,176,137	(1)	38.05%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,835,042	(2)	6.41%

(1)	Includes 5,176,038 common shares, which William I. Miller beneficially owns as the executor of the Estate of J. Irwin Miller (William I. Miller’s father) (the “Estate”). William I. Miller was qualified as the executor of the Estate on August 24, 2004. Previously, the Estate also granted William I. Miller an irrevocable proxy to vote and an option to acquire, subject to certain conditions, 5,160,544 of these common shares.

Also includes 5,160,592 common shares beneficially held through an irrevocable proxy granted by the IFC Trust under Trust Agreement dated 6/29/90, Clementine M. Tangeman, Donor (the “IFC Trust”). On September 7, 2004 the IFC Trust appointed William I. Miller sole trustee, in substitution for his deceased father. The IFC Trust has granted William I. Miller an irrevocable proxy to vote such common shares, and an option to acquire such common shares, subject to certain conditions. The Estate is the sole beneficiary of the IFC Trust.

Also includes (i) 22,812 common shares beneficially held through William I. Miller’s role as the custodian of accounts benefiting his children, (ii) 14,625 common shares held by William I. Miller’s spouse, Lynne M. Maguire, as trustee of the 1998 William I. Miller Annual Exclusion Trust (the “Exclusion Trust”), and (iii) 685,175 common shares beneficially held through employee stock options that are exercisable within 60 days of February 17, 2006. William I. Miller expressly disclaims beneficial ownership of the common shares held as custodian on behalf of his children and the common shares held through the Exclusion Trust.

(2)	The number of shares indicated is determined as of December 31, 2005, pursuant to a 13G filing that Dimensional Fund Advisors Inc. made with the Securities and Exchange Commission on February 1, 2006.

Securities Ownership of Directors and Management

The following information about the ownership of our common shares is given as of the record date for each of our directors and the “named executive officers,” (as identified in the summary compensation table below) individually, and all our directors and executive officers as a group.

		Right to Acquire
	Irrevocable	within 60 days of		Total Number of
	Voting	February 17,	Restricted	Shares Beneficially	Percent
Name	Proxy	2006	Stock	Owned(1)	of Class

Sally A. Dean(3)		20,368	2,358	41,350	*
Gregory F. Ehlinger(4)		125,325		130,345	*
David W. Goodrich(2, 3)		4,550	1,222	21,337	*
R. David Hoover(3)		5,450	4,587	10,537	*
Bradley J. Kime(4)		87,110		94,453
William H. Kling(3)		8,775	8,677	31,416	*
Joseph LaLeggia(4)		12,325		14,755
Brenda J. Lauderback (2, 3)		19,788	3,076	26,667	*
John C. McGinty, Jr.(2, 3)		14,860	11,695	38,632	*
William I. Miller(3, 4, 5)	10,321,136	685,175		11,176,137	38.05%
Lance R. Odden(3)		14,860	1,790	33,816	*
Theodore M. Solso(3)		4,550	6,869	48,088	*
Thomas D. Washburn(4)		122,340		168,110	*
Marita Zuraitis(2, 3)		375	2,363	2,738
Directors and Named Executive Officers as a Group (23 persons)	10,321,136	1,405,386	42,637	12,179,244	40.48%

*	Less than 1%

(1)	Includes shares for which directors hold sole voting power but no investment power under our 1999 Outside Director Restricted Stock Compensation Plan and the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (see Restricted Stock column).

(2)	Director Nominee

(3)	Director

(4)	Named Executive Officer

(5)	See Footnote 1 to the table under “Principal Holders of Irwin Financial Securities.”

We believe stock ownership by directors helps align their interests with those of our shareholders. The Governance Committee of the Board of Directors has approved guidelines for director ownership of our common stock. The guidelines include: direct ownership of our common stock (excluding stock options) equal in value to at least five times the non-stock-option portion of the director annual retainer fee (or $150,000, based on the current non-stock-option retainer fee portion of $30,000); attainment of the minimum level of ownership within five years of adoption of the guidelines (for directors who were serving at the time the guidelines were adopted) or five years after joining the Board of Directors (for directors whose service began after the guidelines were adopted); and disclosure of the guidelines and director compliance in our annual proxy statement. Apart from the above, we have created no incentives, disincentives or facilitative programs in connection with the guidelines. All directors are in compliance with our director stock ownership guidelines.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of our common shares and our other equity securities registered under the Exchange Act. The SEC requires our executive officers, directors, and greater than 10% shareholders to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of the reports we received and of written representations that no other reports were required, our executive officers, directors, and greater than 10% shareholders met all applicable Section 16(a) filing requirements for the fiscal year 2005.
CORPORATE GOVERNANCE

Proposal No. 1. Election of Directors

Four directors are to be elected to our Board of Directors at the Annual Meeting in 2006. The four nominees receiving the greatest number of votes at the meeting, either in person or by proxy, will be elected as directors for the ensuing three-year term, as indicated. Proxies granted for use at the Annual Meeting cannot be voted for more than four nominees. Directors who are standing for election at the Annual Meeting are sometimes referred to in this proxy statement as “Director Nominees.”

Our Board of Directors currently consists of ten members divided into three classes of directors who are elected to hold office for staggered terms of three years as provided in our by-laws.

Director Nominees Goodrich, Lauderback and McGinty are currently serving three-year terms expiring in 2006. Director Nominee Zuraitis was elected as a director by the Board of Directors on August 24, 2005 upon the recommendation of the Governance Committee and an independent, non-management director of Irwin Financial Corporation.

ON THE RECOMMENDATION OF THE GOVERNANCE COMMITTEE OF OUR BOARD OF DIRECTORS, IT IS PROPOSED THAT DIRECTOR NOMINEES GOODRICH, LAUDERBACK, MCGINTY AND ZURAITIS BE ELECTED AT THE ANNUAL MEETING TO SERVE FOR THREE-YEAR TERMS.

Directors Dean, Kling and Odden are currently serving three-year terms that expire in 2007. Directors Hoover, Miller and Solso are currently serving three-year terms that expire in 2008.

The persons named as Proxies on the proxy card will, unless otherwise indicated on the proxy card, vote the shares reflected on the proxy card for the election of the Director Nominees, whose biographies are included in the following table.

Management has no reason to believe that any of the Director Nominees will be unable to serve. However, should a Director Nominee become unavailable for election, and unless the Board of Directors or the Executive Committee reduces the size of the Board to a number reflecting the number of nominees who are able and willing to serve, the persons named on the proxy card will vote for a substitute who will be designated by the Board of Directors or the Executive Committee upon recommendation of the Board’s Governance Committee.

Any vacancy occurring in the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors may be filled by a majority vote of the remaining members of the Board of Directors. If a director ceases to serve before his or her term expires, the individual replacing the departing director shall be named to serve the remainder of the departing director’s term. Until any such vacancy is filled, the existing directors shall constitute the Board of Directors. Shareholders will be notified of any increase in the number of directors and the name, address, principal occupation, and other pertinent information about any director named by the Board of Directors to fill any vacancy.

The following table sets forth, as of the record date: the name; year in which the Director Nominee or director was first elected as a director; for Director Nominees, the expiration of term if elected at this year’s annual meeting; for current directors, expiration of the directors’ term; principal occupation for the past five years of each Director Nominee or director; the percentage of the total number of meetings of our Board of Directors and meetings of committees of our Board of which the director or Director Nominee is a member attended by each director or Director Nominee during 2005; all other directorships or other positions held by each director and Director Nominee in other corporations subject to the reporting requirements of the Exchange Act and in any investment company; and each director and Director Nominee’s age.

There are no family relationships among any of the Director Nominees, directors or executive officers.

Director Nominees

David W. Goodrich*
(Director since 1986; expiration of current term 2006; if elected, expiration of term 2009)

Mr. Goodrich served as the President and Chief Executive Officer of the Central Indiana Corporate Partnership (a not-for-profit organization of corporate CEOs and University Presidents) from 1999 through the end of 2005. He was President of the Indianapolis, Indiana, Colliers Turley Martin Tucker Company (a realty company) from May 1998 to July 1999 and from January 1986 to May 1998, President of the F.C. Tucker Company’s Commercial Real Estate Services Division. He was a director of Indianapolis-based Citizens Gas and Coke Utility through December 2005 and is a director of Clarian Health Partners, Inc., One America Financial Partners, Inc., and the National Wine and Spirits Corporation. In 2005, Mr. Goodrich attended 100% of our Board and Committee meetings of which he is a member. Age 58.

Brenda J. Lauderback*
(Director since 1996; expiration of current term 2006; if elected, expiration of term 2009)

Ms. Lauderback was President of the Retail and Wholesale Group of the Nine West Group, Inc. from May 1995 until January 1998. She is a director of Big Lots, Inc. (a close-out retail company), Wolverine World Wide, Inc. (a manufacturer of casual and work-related footwear), and Select Comfort, Inc. (a bedding retail manufacturer). In April 2005, Ms. Lauderback joined the Board of Directors of Denny’s Corporation. In 2005, Ms. Lauderback attended 87% of our Board and Committee meetings of which she is a member. Age 55.

John C. McGinty, Jr.*
(Director since 1991; expiration of current term 2006; if elected, expiration of term 2009)

Mr. McGinty has been the President of Peregrine Associates, Inc. (a healthcare, governance, and leadership consulting firm) since 1997. He was a Managing Director of The Greeley Company (a healthcare leadership consulting, strategic planning, education, and publications firm) from 1997 to 2003, and currently serves as a Senior Consultant. Mr. McGinty was a part-time faculty member at Indiana University from 1997 to 2001. From 1986 to 1997, Mr. McGinty was President and Chief Executive Officer of Southeastern Indiana Health Management, Inc. and Columbus Regional Hospital. In 2005, Mr. McGinty attended 100% of our Board and Committee meetings of which he is a member. Age 55.

Marita Zuraitis*
(Director since August 24, 2005, expiration of current term 2006; if elected, expiration of term 2009)

Ms. Zuraitis is President of The Hanover Insurance Group, Inc.’s property and casualty insurance companies, Citizens Insurance Company of America and The Hanover Insurance Company. Prior to joining The Hanover Insurance Group, Ms. Zuraitis served as an Executive Vice President for the St. Paul Companies (a provider of insurance and surety products and risk management services) from 1998 to 2004, and as the President/CEO of its Commercial Lines Division from 2002 to 2004. She currently serves on the Board of Trustees for Worcester Academy. In 2005, Ms. Zuraitis attended 100% of the Board and Committee meetings of which she is a member. Age 45.

Current Directors

Sally A. Dean*
(Director since 1995; expiration of term 2007)

Ms. Dean is a retired Senior Vice President of Dillon, Read & Co. Inc. (an investment bank, which is now part of UBS). She serves as Chairman of the Paideia School Endowment Board and is former President of the Board of Trustees, Randolph-Macon Woman’s College. In 2005, Ms. Dean attended 100% of our Board and Committee meetings of which she is a member. Age 57.

R. David Hoover*
(Director since 2004; expiration of term 2008)

Mr. Hoover is Chairman, President and Chief Executive Officer of Ball Corporation (a beverage and food packaging and aerospace products and services company). In 2002, he was elected Chairman, and has been the President and CEO since 2001. Mr. Hoover joined Ball Corporation in 1970. Prior to his career with Ball, Mr. Hoover was a corporate financial analyst for Eli Lilly & Co. (a pharmaceutical company), Indianapolis. Mr. Hoover serves on the boards of Ball Corporation, Energizer Holdings, Inc., and Qwest Communications International, Inc.(a telecommunications provider). In 2005, Mr. Hoover attended 82% of our Board and Committee meetings of which he is a member. Age 60.

William H. Kling*
(Director since 1993; expiration of term 2007)

Mr. Kling has been President and Chief Executive Officer of the American Public Media Group (APMG) since 2000. APMG is the parent company of Minnesota Public Radio, Southern California Public Radio and the Greenspring Company (a diversified media company). Mr. Kling became President of Minnesota Public Radio (a regional network of 38 public radio stations) in 1966, and a director in 1972. In 1987, he became the President of the Greenspring Company. He is a director of The Wenger Corporation, Comcast Cable of St. Paul and five funds of the American Funds family of the Capital Group. In addition, Mr. Kling serves as the non-executive Chair of The New Economy Fund and Small Cap World Fund. He was recently elected a Regent of St. John’s University and became the non-executive Chairman of Gather.com, a Boston-based internet company. In 2005, Mr. Kling attended 100% of our Board and Committee meetings of which he is a member. Age 63.

William I. Miller
(Director since 1985; expiration of term 2008)

Mr. Miller has been our Chairman and Chief Executive Officer of the Corporation since August 1990. He is a director of Cummins Inc., the New Perspective Fund, Inc. and the New World Fund, Inc. of the American Funds family of the Capital Group. He is a trustee of Euro Pacific Growth Fund of the American Funds family of the Capital Group. He also serves as a trustee of the National Building Museum, Yale University and a director of the John D. and Catherine T. MacArthur Foundation. Age 49.

Lance R. Odden*
(Director since 1991; expiration of term 2007)

Mr. Odden retired as Head Master of The Taft School (a private educational institution) in June 2001, having served in that capacity since 1972. Mr. Odden serves as an advisor to Warburg Pincus (private equity investors) and is a trustee of the Thacher School Group. Mr. Odden currently serves as a director of the Aspen Education Group (educational program provider for struggling youth) and is a managing director of New Providence Asset Management Corporation (an investment manager of charitable endowments). In 2005, Mr. Odden attended 100% of our Board and Committee meetings of which he is a member. Age 66.

Theodore M. Solso*
(Director since 1993; expiration of term 2008)

Mr. Solso has been the Chairman and Chief Executive Officer of Cummins Inc. since January 2000. He served as President and Chief Operating Officer of Cummins from 1995 to 2000. He is a director of Ashland Inc., (a chemical and transportation construction company) and Ball Corporation. In addition, Mr. Solso is on the Indiana Economic Development Corporation. In 2004, Mr. Solso attended 72% of our Board and Committee meetings of which he is a member. Age 58.

* All non-employee directors are member of the Executive Committee.

Director Independence

Our governance principles state that a substantial majority of the Board should consist of directors who are not employed by Irwin Financial and who satisfy the requirements of the New York Stock Exchange (“NYSE”) for being an independent director. The NYSE requires that independent directors not have material relationships with Irwin Financial, other than their directorship, that would impair their independence, as affirmatively determined by the Board in accordance with the NYSE standards.

To assist in the Board’s determinations of director independence, the directors completed questionnaires designed to identify relationships that could affect their independence. The Board reached its determinations by considering all relevant facts and circumstances surrounding a director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

On the basis of the responses to the questionnaires, the Board determined that Directors Dean, Hoover, Kling, Lauderback, McGinty, Odden, Solso and Zuraitis are independent because they met the standards for independence set forth in our governance principles and the NYSE standards. There were no relationships between the Corporation and either Ms. Dean or Ms. Lauderback. The Board affirmatively determined that the relationships between the Corporation and each of Directors Hoover, Kling, McGinty, Odden, Solso and Zuraitis described below would not impair the independence for the following reasons:

With respect to Mr. Hoover, the Board considered that Mr. Hoover serves on the Dean’s Advisory Council of the Kelley School of Business of Indiana University and that Irwin Financial and its subsidiaries matched employees’ contributions to

Indiana University in an amount of $19,075 over the three-year period beginning in 2003. In addition, a subsidiary donated $3,000 in 2003 to the Institute on Disability and Community at Indiana University in support of the Back Home Alliance. Between 2003 and 2005, the sum of $6,000 each year was donated to Project TEAM, an Indiana University School of Education honors enrichment program for future teachers of color, through the Irwin Financial Foundation. (The Irwin Financial Foundation is not a subsidiary of Irwin Financial Corporation; however, directors and officers of the Foundation, including Mr. Miller, are executive officers of Irwin Financial Corporation.) A subsidiary also donated $250 to Indiana University’s Center on Philanthropy Conference in 2005. The Board determined that Mr. Hoover was independent because his position on the Dean’s Advisory Council was not materially related to the contributions made to Indiana University by Irwin-related entities. The Board believed that Mr. Hoover’s independence as a director would not be influenced by the contributions made to Indiana University due to the relatively small amount involved and the nature of his position with the University.

With respect to Mr. Kling, the Board considered his former position as a director of The St. Paul Travelers Companies, Inc. (“St. Paul Travelers”) which ended effective May 3, 2005. During 2004 and 2005, Irwin Union Insurance (“IUI”), one of our indirect subsidiaries received gross agency commissions of $734 and $7,365, respectively, for placing insurance with St. Paul Travelers (the result of a merger between The St. Paul Companies and Travelers Property Casualty Corp. in 2004). In each of 2004 and 2005, Irwin Financial paid premiums of $110,845 to St. Paul Travelers to obtain enterprise-wide excess layer D&O insurance coverage for 2004, and IUI received an additional $4,157 in commissions for placing the excess layer policy in that year. The Board deemed Mr. Kling to be independent. The Board determined that the indirect relationship between Mr. Kling’s position as a director (now, former director) of St. Paul Travelers, and the commissions received from and premiums paid by Irwin entities to St. Paul Travelers, would not interfere with his independent service as a director of Irwin Financial.

With respect to Mr. McGinty, the Board considered his service on the Board of Directors of the Volunteers in Medicine Institute since 2002. A subsidiary of Irwin Financial has donated $5,620 since 2003 to the Volunteers in Medicine Institute through the Columbus Regional Hospital Foundation. In addition, a subsidiary of Irwin Financial has extended a first mortgage loan and a home equity line of credit to Mr. McGinty and his spouse at 6.00% interest in the aggregate amount of $222,000, of which $217,000 was outstanding as of December 31, 2005. The Board concluded that the donation would not materially affect Mr. McGinty’s judgment, that his loan was made on terms that were not more favorable than those available to others, and that he therefore should be considered independent.

With respect to Mr. Odden, the Board considered that Irwin Financial made matching grants of $6,000 to The Taft School in each of the three-years from 2003-2005, where Mr. Odden served until June 2001 as Head Master. Mr. Miller has served as Trustee of The Taft School from 1978 and as the Chairman of Trustees from September 30, 2002 until January 27, 2006 when he retired from his position as Trustee. The Board did not believe the amount of contribution or Mr. Miller’s service at the school would significantly affect Mr. Odden’s independent judgment, particularly since he has not been an employee or Trustee of the school since 2001.

With respect to Mr. Solso, the Board considered that subsidiaries of Irwin Financial donated $108,582 to the Heritage Fund of Bartholomew County since 2003. Until September 30, 2005, Irwin Union Bank and Trust Company, a subsidiary of Irwin Financial, charged fees to manage funds of the Heritage Fund and returned a portion of the fees to assist with operating funds. Mr. Solso served on the Board of Directors of the Heritage Fund until January 1, 2006. In addition, Mr. Solso is a member of the Central Indiana Corporate Partnership (“CICP”). Irwin Financial paid $10,000 in membership fees in 2003, and $20,000 in membership fees in each of 2004 and 2005, to the CICP. Mr. Miller, our Chairman and CEO, is a director of the CICP and is also a director of Cummins Inc., where Mr. Solso is Chairman, Chief Executive Officer and a director. As disclosed in the section below entitled “Interest of Management in Certain Transactions,” we own a minority interest in an airplane in which Cummins owns the majority interest, and we pay fees to Cummins for use and maintenance of the plane. In addition, we have a timeshare agreement with Cummins for use of a substitute aircraft when the jointly owned aircraft is undergoing major maintenance.

The Board determined that Mr. Solso is independent. The Board deemed the relationships with the Heritage Fund and the CICP as not material because the contributions represented a relatively small portion of the total revenues of each of these not-for-profit entities. The Board further determined that Mr. Miller’s service with the CICP and Cummins did not constitute a prohibited interlocking relationship with respect to Mr. Solso, and the Board deemed the arrangement in connection with the airplane to be reasonable and not likely to affect Mr. Solso’s judgment as an independent director.

With respect to Ms. Zuraitis, the Board deemed her independent. The Board considered her former position as an Executive Vice President of The St. Paul Companies from 1998 through April of 2004, and as President/CEO of St. Paul’s Commercial Lines Division from 2002 through April of 2004. During Ms. Zuraitis’s tenure there, a subsidiary of Irwin Financial received commissions for insurance placed with The St. Paul Companies, and Irwin Financial purchased excess D&O insurance from The St. Paul Companies, but Ms. Zuraitis was not affiliated with Irwin Financial at that time. The Board does not consider her past relationship with The St. Paul Companies or St. Paul Travelers, or the commissions received from or premiums paid to the St. Paul Companies by Irwin, to be transactions in which Ms. Zuraitis had a material interest such as would affect her ability to perform independently the duties of director.

Director Meetings

Our Board of Directors held five meetings during 2005.

Standing Committees and Committee Membership

Our Board of Directors has established four standing committees: (1) the Audit and Risk Management Committee; (2) the Compensation Committee; (3) the Governance Committee; and (4) the Executive Committee. We have appointed certain members of our Board to serve on various committees of our Board of Directors. Membership in those committees is reflected in the following chart:
                        Committee Memberships

Audit and
Risk
	Management	Compensation
	Committee	Committee	Governance Committee		Executive Committee

Sally A. Dean	X	X *			X
David W. Goodrich					X
R. David Hoover	X				X
William H. Kling		X			X
Brenda J. Lauderback	X	X			X
John C. McGinty	X *		X		X
William I. Miller
Lance R. Odden			X	*	X	*
Theodore M. Solso			X		X
Marita Zuraitis	X				X

*	Indicates Committee Chair

Audit and Risk Management Committee

The Audit and Risk Management Committee is composed of Mr. McGinty (Committee Chair), Ms. Dean, Mr. Hoover, Ms. Lauderback and Ms. Zuraitis. The Board of Directors has determined that each member of the Committee is “independent” for purposes of the NYSE listing standards, applicable to all independent directors and, as required by the Sarbanes-Oxley Act of 2002, to audit committee members specifically. Additionally, the Board of Directors has determined that each member of the Committee is financially literate as required by the NYSE listing standards, and that Mr. McGinty qualifies as an audit committee financial expert, as defined by the SEC, thereby also satisfying the financial or accounting management expertise requirement under the NYSE listing standards.

The Audit and Risk Management Committee, which held twelve meetings in 2005, operates under a written charter adopted by the Board of Directors, a copy of which can be found on the Investor Relations (Corporate Governance) section of the Corporation’s website at www.irwinfinancial.com. (See also Appendix A to this proxy statement.) The Committee has primary responsibility for engaging, overseeing, and compensating our independent auditors; reviewing and approving the independent auditors’ audit plan; reviewing the report of audit and the accompanying management letter, if any; reviewing and directing the work performed by our internal audit department; reviewing regulatory examination reports received by us and our subsidiaries; and consulting with the independent and internal auditors about the adequacy of internal controls. (See also the Report of the Audit and Risk Management Committee on page 37 of this Proxy Statement and a discussion of Pre-approval for Services Rendered by Independent Auditors on page 40 of this Proxy Statement.)

Compensation Committee

The Compensation Committee reviews and considers recommendations from management concerning our executive compensation policies, employee benefit plans, and salary administration program, including reviewing annually the total compensation and recommended adjustments for all of our executive officers and the executive officers of our subsidiaries. This Committee administers the short-term and long-term management incentive plans and employee savings plans. The deliberations of the Committee are reported to the Board of Directors for review and approval. Members of the Committee are Ms. Dean (Committee Chair), Mr. Kling and Ms. Lauderback. No member of the Compensation Committee, during 2005, was an officer or employee of ours, or any of our subsidiaries. All members of the Compensation Committee are “independent” for purposes of the NYSE listing standards. The Committee, which held six meetings in 2005, operates under a written charter adopted by the Board of Directors, a copy of which can be found on the Investor Relations (Corporate Governance) section of the Corporation’s website at www.irwinfinancial.com. (See also the Board Compensation Committee Report on Executive Compensation, beginning on page 25 of this Proxy statement.)

Governance Committee

The Governance Committee, which serves as a standing nominating committee of the Board of Directors, is composed of Mr. Odden (Lead Director and Committee Chair), Mr. McGinty and Mr. Solso. The Board of Directors has determined that each member of the Governance Committee is “independent” for purposes of the NYSE listing standards. The Committee, which held four meetings in 2005, operates under a written charter adopted by the Board of Directors, a copy of which can be found on the Investor Relations (Corporate Governance) section of the Corporation’s website at www.irwinfinancial.com.

The Governance Committee makes recommendations to the Board of Directors regarding general qualifications for nominees as directors, mix of experience and skills on the Board, size of the Board and the terms of its members, director compensation, and the retirement policy for directors. In discharging its responsibility for screening and recommending candidates for election to the Board, the Governance Committee periodically evaluates the Board’s effectiveness and composition, including matters such as the business and professional experience (including any requisite financial expertise or other special qualifications), background, age, current employment, community service and other board service of its members, as well as racial, ethnic and gender diversity of the Board as a whole. The Governance Committee considers a candidate’s qualifications in light of these criteria, as well as its assessment of whether a candidate can make decisions on behalf of, or while representing, Irwin Financial that are aligned with our Guiding Philosophy, which is posted at www.irwinfinancial.com. The

Committee will also consider a candidate’s “independent” status in accordance with applicable regulations and listing standards, as well as any conflicts of interest the candidate may have in serving on the Board of Directors. The Governance Committee recommended that the four Director Nominees stand for election at the annual meeting this year.

The Governance Committee will consider director candidates recommended by security holders from time to time, provided that such a recommendation is accompanied by (i) a sufficiently detailed description of the candidate’s background and qualifications to allow the Governance Committee to evaluate the candidate in light of the criteria described above, (ii) a document signed by the candidate indicating his or her willingness to serve if elected, and (iii) evidence of the nominating security holder’s ownership of Irwin Financial stock. Any such recommendation and related documentation must be delivered in writing to Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, PO Box 929, Columbus, Indiana 47202.

Executive Committee

The Executive Committee consists of the non-employee directors of our Board. Its purpose is to meet regularly in executive session without employee directors or management present. (Our Chairman and Chief Executive Officer is the only employee director currently on the Board.) The Committee meets at least four times per year for a general discussion of relevant subjects. Additional meetings of the Committee may be held from time to time as required. Lance Odden, who has been designated the Lead Director and appointed the Chair of the Executive Committee by the non-employee directors, presides over such executive sessions and is responsible for communicating any concerns or conclusions expressed in these sessions to management. The Committee has the power to act on the Board of Directors’ behalf at such times as may be designated by the Board of Directors to conduct the business of the Board of Directors, subject to limitations imposed by law, our articles, our by-laws, or resolutions of our Board of Directors. The Committee held five meetings in 2005.

COMPENSATION

Outside Director Compensation

Each of our outside directors currently earns a retainer fee of $55,000, $25,000 of which was paid in the form of restricted stock in 2005. The remainder of the retainer, $30,000, is payable at the individual director’s election, in cash, stock options, or in common shares issued under our 1999 Outside Director Restricted Stock Compensation Plan. The annual retainer fee for Committee Chairs is currently $11,000 for the Chair of the Audit and Risk Management Committee, $9,000 for the Chair of the Governance Committee and $7,000 for the Chair of the Compensation Committee.

In addition to the annual retainer described above, our outside directors receive meeting fees as follows: $1,250 for attending each meeting of our Board of Directors and $1,000 for attendance at each meeting of the Compensation, Governance and Executive Committees of our Board of Directors; members of our Audit and Risk Management Committee receive $2,000 for each committee meeting attended and $1,000 for review of earnings releases.

Directors Dean, Goodrich, McGinty and Odden also serve as directors on the board of our subsidiary, Irwin Union Bank and Trust Company. They receive a payment of $2,000 for each meeting they attend for that board.

No fees other than director fees are paid to directors for services rendered in that capacity. Directors who are our officers or officers of our subsidiaries do not receive any director fees.

The 1999 Outside Director Restricted Stock Compensation Plan (the Plan) covers only our non-employee directors and the non-employee directors of our subsidiaries, allowing an outside director to elect to receive the remainder of his or her annual retainer fees and/or meeting fees (collectively, director fees) in the form of common shares rather than in cash, with a market value equivalent to the cash value of the fees. The Plan allows the grant of up to 150,000 common shares through December 31, 2009. Grants under the Plan may be for one or more years of future service. The common shares granted under the Plan are subject to forfeiture on a pro rata basis if the outside director recipient does not serve until the end of the outside director plan year to which the common shares apply. Forfeited common shares will revert to us.

A committee, appointed by the Board of Directors, administers the Plan. Except for an election for a calendar year in which a person first becomes an outside director, each election is effective for not less than one calendar year but may be made for additional calendar years subject to any limitation imposed by the committee at the time an election is made. A grant of common shares for multiple years of service will be equal to the value of the cash retainer and/or meeting fees earned during the number of years covered by the grant.

Before delivery to outside directors, certificates issued by the committee under the Plan will be held by our Secretary for one year after the last date covered by the election under which the common shares were issued, or an earlier date determined by the committee.

An outside director has only limited rights as a shareholder with respect to common shares subject to an election until the certificates representing those shares are issued. When a certificate is issued, the outside director will have the power to vote the common shares represented by the certificate on all matters presented to a vote of our shareholders and will be entitled to receive all dividends and other distributions declared or paid by us on those shares. An outside director will have no right to sell, pledge, encumber, or otherwise dispose of any common shares issued under the Plan during the time the certificates representing common shares are held by our Secretary, other than for transactions between the outside director and us or any of our directors or affiliates.

Common shares totaling 21,759 have been granted under the Plan in the names of the participating Director Nominees. Shares totaling 75,562 have been granted under the terms of the Plan since its inception. During 2005, Directors Dean, Hoover, Kling, McGinty, Odden, Solso, and Zuraitis participated in the Plan.

Executive Compensation and Related Information

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded, earned by or paid by us and our subsidiaries in 2005, 2004 and 2003 to or on behalf of our Chairman and Chief Executive Officer and each of our four other most highly compensated executive officers in 2005 (the “named executive officers”):

					Long-Term	Long-Term	All Other
					Compensation	Compensation	Compensation(5)
	Annual Compensation(1)				Awards	Payouts	($)

				Other
				Annual
				Compensa-	Shares
		Salary(2)	Bonus(3)	tion(4)	Underlying
Name & Principal Position	Year	($)	($)	($)	Options(#)	LTIP Payouts

William I. Miller	2005	$633,333	$0	$245,112	131,100		$8,010
Chairman and	2004	577,000	520,200	123,962	84,700		7,860
Chief Executive Officer	2003	527,333	698,796	89,700	106,500		6,000

Bradley J. Kime	2005	$269,000	$170,061		7,000		$7,729
President, Irwin	2004	252,000	203,188		15,200		6,671
Union Bank	2003	231,333	171,341		26,500		6,689

Joseph R. LaLeggia(6)	2005	$291,436	$157,986		8,100	$995,900 (7)	$29,615 (8)
President, Irwin	2004	275,302	127,283		0		34,156
Commercial Finance	2003	247,692	188,721		10,300		27,407
Corporation

Thomas D. Washburn	2005	$315,000	$0		30,400		$9,280
Executive Vice President	2004	291,667	187,561		14,300		8,898
	2003	278,333	267,900		26,400		6,000

Gregory F. Ehlinger	2005	$298,333	$0		26,500		$6,954
Senior Vice President and	2004	278,333	181,203		18,900		6,756
Chief Financial Officer	2003	258,333	249,100		32,300		6,000

(1)	Amounts other than salary are reported on an accrual basis.

(2)	Includes amounts directed by the executive officer to be contributed on a pre-tax basis to our savings plans.

(3)	Includes payments from the Short-Term Incentive Plan.

(4)	$216,289, $75,144, and $73,447 of the amounts set forth in this column are related to corporate aircraft travel by Mr. Miller benefiting Irwin for the years 2005, 2004, and 2003 respectively, but which could be considered perquisites under a recently issued SEC interpretation. Our Board of Directors has approved the use of the corporate aircraft by Mr. Miller at the Corporation’s expense for travel to meetings of boards of directors of certain nonprofit and for-profit entities on which Mr. Miller serves as a director or trustee. In approving these expenses, the Board determined in its judgment and after consideration of the issue that Mr. Miller’s service on these boards benefits the Corporation in various and substantial ways. The Corporation had not previously considered the cost of this travel as a personal benefit or perquisite to Mr. Miller. Our Board of Directors continues to believe that Mr. Miller’s service on these boards is an important part of the performance of his duties of sufficient value to the Corporation to justify the Corporation’s incurring the related travel costs as set forth in a written policy on the use of corporate aircraft approved by the Board of Directors. Mr. Miller pays for the allowable reimbursable portion of his personal travel costs through a time share agreement with the Corporation in connection with the aircraft the Corporation owns with Cummins Inc., and through a co-lessee agreement in connection with aircraft chartered from a third-party charter company. These arrangements are permitted by Federal Aviation

Regulations (FARs). These regulations do not allow Mr. Miller to reimburse the Corporation for all costs of personal travel. In 2005, 2004, and 2003, Mr. Miller paid $29,254, $38,772, and $21,269, respectively, to the Corporation for personal travel. Costs that cannot be borne by Mr. Miller under the FARs are paid by the Corporation and are considered perquisites to Mr. Miller. In 2005, 2004 and 2003, the costs borne by the Corporation for Mr. Miller’s personal travel were $23,456, $44,420 and $13,643, respectively.

(5)	Includes contributions by us or certain subsidiaries to qualified savings plans. Detailed information about 2005 plan contributions included in the “All Other Compensation” column is shown in the table below. These officers are also eligible to participate in our group life, health, hospitalization, medical reimbursement, and relocation plans that are offered to other employees on a non-discriminatory basis.

(6)	All 2005 information provided for Mr. LaLeggia that was earned in Canadian dollars has been converted at an exchange rate of $1 USD = $1.162 CAD, which was the rate in effect on December 30, 2005. Information for 2004 has been converted at an exchange rate of $1 USD = $1.2019 CAD. Information for 2003 has been converted at an exchange rate of $1 USD = $1.297 CAD.

(7)	See “Commercial Finance Line-of-Business Reorganization” under “Interest of Management in Certain Transactions” for information on long term incentive compensation realized by Mr. LaLeggia in 2005.

(8)	Represents company contribution to the Canadian Registered Retirement Savings Plan (RRSP).

All Other Compensation for 2005

			Supplemental
	Qualified	Group Term Life	Retirement Benefit
Name	Savings Plans	Insurance	Plan(1)

William I. Miller	$6,300	$1,710	*
Bradley J. Kime	6,300	867	*
Joseph R. LaLeggia	29,615 (2)	N/A	N/A
Thomas D. Washburn	6,300	2,980	*
Gregory F. Ehlinger	6,300	654	*

(1)	Messrs. Miller, Kime, Washburn, and Ehlinger participate in the Irwin Financial Corporation Employees’ Pension Plan and SERP. See “Pensions Plans.”

(2)	Mr. LaLeggia participates in the Canadian Registered Retirement Savings Plan (RRSP).

Stock Options

Option Grants in the Last Fiscal Year

The following table contains information concerning the grant of stock options under our 2001 Stock Plan to each named executive officer during 2005:

		Percent of
		Total Options
		Granted to	Exercise or		Grant Date
	Options	Employees in	Base Price	Expiration	Present
Name	Granted(1)	Fiscal Year	($/SH)	Date	Value(2)(3)

William I. Miller	131,000	32.82%	$20.47	5/02/15	$919,011
Bradley J. Kime	7,000	1.75	20.47	5/02/15	49,070
Joseph R. LaLeggia	8,100	2.03	20.63	8/22/15	57,672
Thomas D. Washburn	30,400	7.61	20.47	5/02/15	213,104
Gregory F. Ehlinger	26,500	6.63	20.47	5/02/15	185,765

(1)	All grants are subject to a vesting schedule where 25% of each grant is vested on the date of the grant and 25% of each grant vests on the grant’s anniversary date in each of the three years following the grant. The exercise price for these options was the average of the closing bid and asked prices of our common stock reported on the grant date of May 3, 2005 except for Mr. LaLeggia, whose grant date was August 23, 2005.

(2)	For the options expiring 5/02/15, total option values shown in the far right-hand column were derived using the Binomial option pricing model. Assumptions used in the valuation included an expected volatility factor of 35%, an expected future dividend yield of 1.75%, a risk-free rate of return of 3.93%, and an expected life of 6 years. The Binomial model suggests an option valuation of $7.01 per share under these assumptions. The Black-Scholes option pricing model would suggest an option valuation of $6.91 per share under these same assumptions. The use of a single value as shown in the table above implies a precision to stock option valuation that we do not believe exists and that therefore may cause the above table to be misleading. Accordingly, there is no assurance that the value realized upon exercise of the options, if any, will be at or near the value estimated by the Binomial option pricing model. Future compensation resulting from option exercises depends solely upon the performance of our stock price.

(3)	For the option expiring 8/22/15, total option value shown in the far right-hand column was also derived using the Binomial option pricing model. Assumptions used in the valuation included an expected volatility factor of 35%, an expected future dividend yield of 1.75%, a risk-free rate of return of 4.07%, and an expected life of 6 years. The Binomial model suggests an option valuation of $7.12 per share under these assumptions. The Black-Scholes option pricing model would suggest an option valuation of $7.01 per share under these same assumptions. The use of a single value as shown in the table above implies a precision to stock option valuation that we do not believe exists and that therefore may cause the above table to be misleading. Accordingly, there is no assurance that the value realized upon exercise of the option, if any, will be at or near the value estimated by the Binomial option pricing model. Future compensation resulting from option exercises depends solely upon the performance of our stock price.
Aggregated Option Exercises in the Last Fiscal Year and

Fiscal Year-End Option Values

The following table provides information, with respect to each named executive officer, concerning the exercise of options during 2005 and unexercised options held as of the end of 2005:

	Shares
	Acquired
	on		Number of Securities		Value of Unexercised
	Exercise	Value	Underlying Unexercised		In-the-Money Options
Name	(#)	Realized	Options at Fiscal Year-End		at Fiscal Year-End(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

William I. Miller	54,800	$911,393	726,575	98,325	$2,059,455	$92,917
Bradley J. Kime	8,400	81,638	87,110	5,250	162,470	4,961
Joseph R. LaLeggia	0	0	12,325	6,075	1,600	4,799
Thomas D. Washburn	15,200	250,667	137,140	22,800	431,658	21,546
Gregory F. Ehlinger	0	0	125,325	19,875	292,961	18,782

(1)	The closing price of our common shares on December 30, 2005 was $21.42 per share.

Long-Term Incentive Plan Awards

The following table provides information concerning an award made during 2005 under the Irwin Union Bank Amended and Restated Performance Unit Plan (“IUB Performance Plan”) to Bradley J. Kime and an award made during 2005 under the Irwin Commercial Finance Amended and Restated Performance Unit Plan (“ICF Performance Plan”) to Joseph R. LaLeggia. Both of these awards and plans are subject to stockholder approval. See Proposal 2 (regarding the IUB Performance Plan) and Proposal 3 (regarding the ICF Performance Plan) below.

Grant to Mr. Kime

Mr. Kime will vest in his performance units awarded during 2005 under the IUB Performance Plan based on continued covered employment during the 2005-2007 performance cycle and cumulative return on equity (“ROE”) performance for the commercial banking line of business as follows: (i) no performance units will be vested if cumulative ROE over the 2005-2007 performance cycle is less than or equal to the average of the threshold ROEs under the Irwin Union Bank Short-Term Incentive Plan (“IUB Short-Term Plan”) for each year of this cycle; (ii) all of the performance units will vest at the end of the 2005-2007 performance cycle if cumulative ROE performance at least equals the average of the target ROEs in the IUB Short-Term Plan for each of the years within this cycle; and (iii) a pro-rated portion of the performance units will vest at the end of the 2005-2007 performance cycle if average ROE is between the average of the threshold ROEs stated in the IUB Short-Term Plan for each of the years of the 2005-2007 performance cycle and the average of the target ROEs in the IUB Short-Term Plan for each of the years of this cycle. A pro-rated payment based on actual ROE performance shall also be available to Mr. Kime if he terminates employment with IUB due to death, disability, retirement, termination of employment unrelated to job performance or certain job transfers as defined under the IUB Performance Plan. The value of Mr. Kime’s vested performance units (as determined by an outside appraiser) will be paid in a cash lump sum payment based on the most recent valuation as soon as practicable after such valuation is approved by the Irwin Financial Corporation’s Compensation Committee.

Grant to Mr. LaLeggia

Mr. LaLeggia will vest in his performance units awarded during 2005 under the ICF Performance Plan based on continued covered employment during the 2005-2007 performance cycle and cumulative return on equity (“ROE”) performance for the commercial finance line of business as follows: (i) no performance units will be vested if cumulative ROE over the 2005-2007 performance cycle is less than or equal to the average of the threshold ROEs under the Irwin Commercial Finance Short-Term Incentive Plan (“ICF Short-Term Plan”) for each year of this cycle; (ii) all of the performance units will vest at the end of the 2005-2007 performance cycle if cumulative ROE performance at least equals the average of the target ROEs in the ICF Short-Term Plan for each of the years within this cycle; and (iii) a pro-rated portion of the performance units will vest at the end of the 2005-2007 performance cycle if average ROE is between the average of the threshold ROEs stated in the ICF Short-Term Plan for each of the years of the 2005-2007 performance cycle and the average of the target ROEs in the ICF Short-Term Plan for each of the years of this cycle. A pro-rated payment based on actual ROE performance shall also be available to Mr. LaLeggia if he terminates employment with ICF due to death, disability, retirement, termination of employment unrelated to job performance or certain job transfers as defined under the ICF Performance Plan. The value of Mr. LaLeggia’s vested performance units (as determined by an outside appraiser) will be paid in a cash lump sum payment based on the most recent valuation as soon as practicable after such valuation is approved by the Irwin Financial Corporation’s Compensation Committee.

Long-Term Incentive Plan Awards in the Last Fiscal Year

	Number of	Performance
	Shares,	or Other
	Units or	Period Until
	Other Rights	Maturation	Threshold	Target	Maximum
Name	(#)	or Payout	($)	($)	($)

Bradley J. Kime	1,033 units (1)	January 1, 2005 through December 31, 2007	N/A(2)	N/A(2)	$2,000,000
Joseph R. LaLeggia	1,223 units (3)	January 1, 2005 through December 31, 2007	N/A(2)	N/A(2)	$2,000,000

(1)	Performance units granted to Mr. Kime are components used to represent the incremental cash value of Irwin Union Bank. The beginning value of Irwin Union Bank is divided by the total number of units under the plan for the 2005 - 2007 performance cycle in order to make the beginning value for a unit equal to $100. As soon as practicable after December 31, 2007, an outside appraiser shall determine the fair market value of each performance unit in conformity with Uniform Standards of Professional Appraisal Practice.

(2)	The threshold and target awards are not yet determinable.

(3)	Performance units granted to Mr. LaLeggia are components used to represent the incremental cash value of Irwin Commercial Finance. The beginning value of Irwin Commercial Finance is divided by the total number of units under the plan for the 2005 - 2007 performance cycle in order to make the beginning value for a unit equal to $100. As soon as practicable after December 31, 2007, an outside appraiser shall determine the fair market value of each performance unit in conformity with Uniform Standards of Professional Appraisal Practice.

Pension Plans

The Irwin Financial Corporation Employees’ Pension Plan provides pension benefits to certain regular U.S. employees of the Corporation or its subsidiaries. Employees earn vested pension benefits after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits. In general, the annual pension benefit under the Employees’ Pension Plan equals the sum of (1) and (2), multiplied by (3), where:

(1) equals 1.3% of the participant’s final average earnings (average of participant’s five highest consecutive annual earnings) multiplied by the participant’s projected years of service at age 65 (up to a maximum of 25 years);

(2) equals 0.65% of the excess of the participant’s final average earnings over the Social Security covered compensation level, multiplied by the participant’s projected years of service at age 65 (up to a maximum of 35 years); and

(3) equals a fraction, not to exceed 1, the numerator of which is the participant’s years of service at retirement or termination, and the denominator of which is the participant’s projected years of service at age 65.

The Employees’ Pension Plan limits the amount of pension benefits that may be provided to participants under this formula in accordance with certain limits under federal tax laws. To the extent that these limits apply to an executive officer, the Corporation provides an additional benefit under an unfunded supplemental executive retirement plan (the “SERP”). In general, the SERP makes the participant whole for the benefits under the retirement formula described above that could not be provided under the Employees’ Pension Plan due to these limits.

The following table shows the estimated annual retirement benefits that would be payable from the Employees’ Pension Plan and the SERP to Messrs. Miller, Kime, Washburn and Ehlinger. Mr. LaLeggia is not covered by the Employees’ Pension Plan or the SERP.

	Years of Service

Final
Average
Earnings	15	20	25	30	35

$400,000	$112,500	$150,000	$187,500	$199,000	$210,500
500,000	141,700	189,000	236,200	251,000	265,700
600,000	171,000	228,000	285,000	303,000	321,000
700,000	200,200	267,000	333,700	355,000	376,200
800,000	229,500	306,000	382,500	407,000	431,500
900,000	258,700	345,000	431,200	459,000	486,700
1,000,000	288,000	384,000	480,000	511,000	542,000
1,100,000	317,200	423,000	528,700	563,000	597,200
1,200,000	346,500	462,000	577,500	615,000	652,500
1,300,000	375,700	501,000	626,200	667,000	707,700
1,400,000	405,000	540,000	675,000	719,000	763,000
1,500,000	434,200	579,000	723,700	771,000	818,200

For purposes of the Employees’ Pension Plan and the SERP, covered earnings include base salary plus short-term or annual bonuses. Grants of stock options, grants of stock appreciation rights or other similar payments or grants under the terms of any long term incentive plan or stock option plan are not included in covered earnings for pension purposes. The current years of service at December 31, 2005 for the named executive officers are as follows: Messrs. Miller (15), Kime (19) Washburn (29), and Ehlinger (13). The illustrated benefits are payable in the form of a single life annuity beginning at the participant’s normal retirement age (65). Actual pension payments are available in other annuity forms after making required actuarial adjustments. Employees may retire as early as age 55 with 5 years of service and begin receiving pension payments. The portion of the pension benefit in Part (1) of the formula above is unreduced for early commencement between the ages of 62 and 65. Pension benefits payable to the named executive officers are not subject to offset for Social Security benefits.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005 regarding shares of our common stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under our equity compensation plans as well as the number of shares available for issuance under such plans.

	(a)	(b)	(c)
			Number of securities
	Number of securities	Weighted-average	remaining for future
	to be issued upon	exercise price of	issuance under equity
	exercise of outstanding	outstanding	compensation plans
	options, warrants and	options, warrants	(excluding securities
Plan Category	rights	and rights	reflected in column (a)

Equity compensation plans approved by security holders	2,441,771	$20.53	2,482,551
Equity compensation plans not approved by security holders(1)	0	0	243,905

Total	2,441,771	$20.53	2,726,456

(1)	Shares shown in column (c) for this category reflect securities available for future issuance under the Irwin Union Bank Business Development Board Compensation Program (see immediately below).

Equity Compensation Plans Adopted Without Approval of Security Holders

Irwin Union Bank Business Development Board Compensation Program. We established this program to assist our commercial banking line of business in developing its current and future markets by establishing business development boards composed of individuals knowledgeable about local market conditions. The program covers members of business development boards of Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B. Under the program, business development board members receive their retainer and meeting fees in Irwin Financial Corporation common stock in lieu of cash. Currently, business development board members receive annual retainer fees in the form of stock equal to $1,000 per member and meeting fees of $350 per meeting attended. We issued a total of 56,095 shares through the program from July 19, 2000 through December 31, 2005. We issue the shares using the mean between the closing bid and asked prices of our common stock on the last business day of the applicable calendar quarter as reported by the NYSE.

Board Compensation Committee Report on Executive Compensation

Executive compensation is reviewed and approved annually by the Compensation Committee of the Board of Directors, and the compensation of the Chairman and Chief Executive Officer is approved by the Board of Directors. Each member of the Compensation Committee is a non-employee director. Set forth below is a report submitted by Ms. Dean (Committee Chair), Mr. Kling and Ms. Lauderback in their capacity as the Board’s Compensation Committee addressing the Corporation’s compensation policies for 2005. Our principal executive officer is the Chairman and Chief Executive Officer, Mr. William I. Miller. Under the terms of its Charter, which is available to shareholders on our website, the Compensation Committee establishes the compensation packages for Mr. Miller and certain other executive officers.

I. Compensation Policy for Executive Officers

We believe our compensation plans are only one element of an overall system of management and governance. Appropriate executive compensation policies are necessary, but are not sufficient to achieve our goals. We seek to align our compensation system with our Guiding Philosophy (what we believe), our mission (what we want to be), and our strategy (what we want to do). Our Guiding Philosophy and the people needed to bring this alignment to life are the starting points for development of our compensation philosophy and system.

Our executive compensation system focuses on the total compensation packages of our executive officers and seeks to provide competitive compensation that varies with our performance in achieving our financial and non-financial goals.

The elements of total compensation include base salary, annual short-term bonus, long-term incentives and benefit plans. Our compensation system is designed to:

•	Attract, retain and motivate executive officers;

•	Reward them at a level that is competitive for their positions and performance;

•	Link a substantial portion of their total compensation to the performance of the company; and,

•	Align their interests with our shareholders through equity-based long-term incentives.

Criteria used by the Committee in measuring an executive’s performance include meeting financial, strategic or operational objectives. The Committee considers competitive pay practices, individual performance, key accomplishments, strengths, opportunities for improvement, and company performance. The Committee considers both objective and subjective factors.

The Compensation Committee engages the consulting firm Watson Wyatt Worldwide to advise it on executive compensation matters. The consultant advises the Committee with respect to executive compensation programs on an individual and aggregate basis as well as the short-term and long-term strategic objectives of our compensation programs. The consultant advises the Committee in executive session. The Corporation also engages Watson Wyatt for other management compensation services.

II. The Elements of Executive Compensation and Corporate Performance

There are four elements of executive compensation and corporate performance: base salary, annual short-term bonus, long-term incentives and benefit plans.

A. Base Salary

Base salary is important in achieving the goal of attracting and retaining qualified executives. Base salary is generally targeted to be around the median of similar positions in our industry. Exceptions may exist when a higher level of base salary is required to attract or retain an especially qualified executive officer.

B. Annual Short-Term Bonus

The annual bonus is the component that provides a variable current cash compensation reward for current performance. Each executive officer participating in the annual bonus plan has a target opportunity expressed as a percentage of base salary. Payments are calculated as a multiple of the target opportunity, depending on company performance. We believe that this method, when combined with properly selected performance targets and our long-term incentives, rewards managers for balancing current performance with the need to make investments in future performance, and for managing risk.

Line-of-business presidents receive the majority of their target annual bonus awards based upon the performance of their respective companies and the remainder based upon consolidated performance of the Corporation. Thus, they have financial incentives to achieve synergies between lines of business.

We believe that the best performance targets are those that are objectively and consistently measured as well as easily understood by plan participants. The bonus plans of the parent company and its lines of business include return on equity or a proxy for return on equity as a key performance measure. The Compensation Committee establishes performance targets each year. The Committee also reviews performance results and approves bonus payments to certain executive officers in advance of payment being made. The performance targets for lines of business are consistent in methodology with those used by the parent company. The targets are based upon a variety of factors, including historical and expected industry performance, the estimated required rate of return by investors, and, in some instances, budgeted performance for the current year.

Bonus payments begin at a threshold level of minimum required performance and increase proportionately as performance increases.

Short-term bonus plan awards, when granted, are made to executives as a lump sum no later than the 14th day of the third month after the performance period ends.

C. Long-Term Incentives

Long-term incentive plans encourage building the value of the Corporation over the long term and balance the incentives provided by annual bonus plans. Line-of-business presidents receive the majority of their long-term compensation based upon growth in the value of their lines of business in the form of stock options, cash, phantom stock, or minority interest in the line of business.

Certain parent company executive officers and some line-of-business executive officers are provided with long-term incentive compensation through equity grants. The 2001 Irwin Financial Corporation Stock Plan includes the ability to grant non-qualified stock options, stock appreciation rights, incentive stock options, restricted stock and phantom stock. Grants made under this plan to executive officers in 2005 were made in the form of non-qualified stock options.

Our officers and employees could acquire up to 16.86% of the issued and outstanding shares of our common stock if:

•	all shares set aside for issuance under our stock option plans were granted; and

•	officers and employees who received grants under our plans exercised all of those grants; and

•	holders of options paid for option exercises without the use of previously issued shares. These options include 262,698 options that were accelerated on December 29, 2005 and were granted to employees and executive officers on various dates in 2003 and 2004.

However, several variables could significantly reduce the percentage of common stock that officers and employees could acquire. Acquisition percentage would decrease if:

•	officers and employees paid for stock options with previously issued shares; or

•	employees departed without exercising options previously granted to them; or

•	options were not exercised if, for example, the price of our common stock fell below the option exercise price. (As of the record date, the trading price of our common stock was above the exercise price of approximately 29% of all current outstanding options.)

The dilutive impact of stock options outstanding at December 31, 2005 was a $.01 reduction to our 2005 basic earnings per share of $.67.

D. Benefit Plans

Our employee benefit plans, including pension plans, health, life, and disability insurance and other employee benefit programs, are an important component of our compensation system. Details of our pension plans are provided elsewhere in this proxy statement.

III. Formulation of the Chairman and CEO’s Compensation

Mr. Miller’s current compensation package includes a base salary of $650,000 plus an annual bonus at target performance of 75% of base salary, or $487,500. The total base salary paid to Mr. Miller in 2005 was $633,333, up 9.8% from 2004.

Four different market compensation comparisons were considered for the Chairman and CEO in 2005, including a proxy-based custom study of 30 bank holding companies conducted by the executive compensation consulting firm Watson Wyatt Worldwide. Based on these surveys, estimates of the 25th percentile, median and 75th percentile of base salary and total annual compensation were made for the Compensation Committee to consider in establishing Mr. Miller’s compensation.

Based upon the company’s performance, Mr. Miller received no short-term annual bonus award for 2005 performance. Actual total cash compensation paid to Mr. Miller for 2005 was $633,333, down 42.3% from 2004.

For long-term incentive compensation purposes, Mr. Miller received an option grant of 131,100 shares in 2005 at an exercise price of $20.47 per share (representing the mean between the bid and asked closing prices on the grant date). In exercising its judgment to determine the long term incentive grant for Mr. Miller, the Committee considered competitive long term compensation survey data for the financial industry and for comparably sized companies. Through employment of the binomial option pricing model, we estimate that the present value of the 2005 options at grant date was $919,011.

Mr. Miller is eligible to receive the employee benefits that are made available to our other employees. In addition, as disclosed elsewhere in this Report, we have established a supplemental executive retirement plan for Mr. Miller, for which we have expensed $309,075; $200,808; and $197,638 in 2005, 2004 and 2003, respectively, and he has access to a corporate aircraft subject to a written policy on the use of corporate aircraft approved by the Board of Directors.

Mr. Miller is not provided with supplemental illness, supplemental disability or supplemental medical insurance, a perquisite allowance or automobile allowance. Mr. Miller does not receive benefits such as cashless exercise of stock options, company match on deferred long term incentives, or tax gross-ups. Mr. Miller does not have an employment contract or a guaranteed severance benefit.

Irwin Ventures LLC, a wholly owned venture capital subsidiary of Irwin Financial Corporation began investing in early stage companies in 1997. Irwin Ventures focuses on investments providing technologies that could transform the way financial services are delivered. On November 18, 2005, we amended the operating agreement of Irwin Ventures, LLC, the captive fund through which we make venture investments. The fund agreement compensates the fund managers, including our Chairman and Chief Executive officer, William I. Miller, and Executive Vice President Thomas D. Washburn, with a carried interest that is generally equal to 20% of the net profits earned by the fund from portfolio investments. By reason of the amendment, the carried interest will not apply to new investments made after January 1, 2005. It will continue to apply to investments made before January 1, 2005 and to follow-on investments in those portfolio companies.

We also amended the related co-investment vehicle through which ceratin executives of the Corporation, including Gregory F. Ehlinger, our Senior Vice President and Chief Financial Officer, could elect to defer a portion of their annual bonus and have the deferred portion invested in the venture fund. For 2005 and after, the opportunity to invest bonus dollars in the venture fund will no longer be available to our executives. Executives who previously participated in this program will not have any interest in new investments made by the venture fund after January 1, 2005.

IV. Internal Revenue Code §162(m) and Non-Qualified Deferred Compensation Legislation

Section 162(m) of the Internal Revenue Code (“Code”) disallows a tax deduction to certain public companies for compensation over $1 million paid to the company’s Chief Executive Officer and its four other most highly compensated executive officers, but excludes “performance-based compensation” from this limit. The Irwin Financial Corporation Short Term Incentive Plans, which stockholders approved at the 2004 Annual Shareholders Meeting, are generally intended to comply with such requirements. There have been and may be, however, applications of our compensation plans that do not satisfy such requirements. The Committee monitors the requirements of the Code and applicable Treasury Department regulations to determine what actions, if any, should be taken to minimize compensation that would be non-deductible while retaining flexibility to administer compensation plans consistent with our compensation philosophy.

Sally A. Dean William H. Kling Brenda J. Lauderback

Proposal No. 2. Approval of the Irwin Union
                                   Bank Amended and Restated Performance Unit Plan

Proposal No. 3. Approval of the Irwin Commercial Finance Amended
                                   and Restated Performance Unit Plan

Proposal No. 4. Approval of the Irwin Home Equity Corporation
                                   Performance Unit Plan

Description of Proposal Nos. 2 through 4 — Approval of the Performance Unit Plans

The boards of directors of our subsidiaries operating certain of our lines of business have adopted performance unit plans designed to provide long term incentive compensation to certain key employees. The recently adopted performance unit plans include the following: The Irwin Union Bank Amended and Restated Performance Unit Plan; the Irwin Commercial Finance Amended and Restated Performance Unit Plan; and the Irwin Home Equity Corporation Performance Unit Plan (collectively, the “Plans”). The Plans are a part of the Irwin Financial Corporation long term incentive program, which applies to all of our lines of business. The Irwin Union Bank Plan and Irwin Commercial Finance plans are new plans. The Irwin Home Equity Corporation Plan replaces an existing phantom stock plan.

The material terms of the Plans are summarized below. Because the terms of the Plans are substantially identical, the Plans are described below collectively rather than individually. Where there is any material variation among the terms of the Plans, those variations are described below. The Irwin Union Bank Amended and Restated Performance Unit Plan and the Irwin Commercial Finance Amended and Restated Performance Unit Plan were amended and restated on December 20, 2005, and are being presented to shareholders for their approval, to conform the terms of the original plans to Code Section 409A and applicable tax restrictions under Code Section 162(m). The purpose of conforming the terms of the Plans to the performance-based compensation requirements of Code Section 162(m) is to preserve the Corporation’s deduction for compensation paid to executives.

Purpose

The purpose of the Plans is to encourage employee retention and employee motivation to increase the long-term value of the relevant line of business through grants of performance units. A performance unit is a component used to represent the incremental cash value of the applicable line of business. Upon grant, each performance unit is assigned a dollar value. In general, performance units are awarded to participants at the beginning of each plan cycle, and their value is established at that time. The subsequent value of the performance units will be based upon an independent valuation of the applicable line of business, generally to be performed annually. The units awarded to a participant represent the award the participant will receive at the end of the plan cycle if the company and/or the participant meet their respective performance goals.

Length of Plan Cycle

Each Plan will have multiple three-year plan cycles with a new plan cycle commencing January 1 of each year during the term of the Plans. The plan cycle is the three-year period in which the performance of the applicable company is measured to determine whether the performance goals for a performance unit have been met. The initial plan cycles for the Irwin Union Bank Plan and the Irwin Commercial Finance Plan run from January 1, 2005 to December 31, 2007. The initial plan cycle for the Irwin Home Equity Corporation Plan runs from January 1, 2006 to December 31, 2008. Future awards payable to covered officers under the Plans are intended to satisfy the “performance-based compensation” requirements under Section 162(m) of the Code of 1986, as amended.

Participation

Participation in the Plans is limited to certain eligible key employees recommended and approved for participation by the applicable company’s president and board of directors. Eligible employees are those considered key to the business and for whom market data reflects that long-term incentive compensation would be appropriate. The material terms of the grants made to Mr. Kime and Mr. LaLeggia during 2005 under the Plans are summarized in the description to the table “Long-Term Incentive Plan Awards in the Last Fiscal Year” above.

Vesting

Subject to certain exceptions, performance units will vest only if the participant remains employed with the applicable company over the course of the plan cycle. In addition, pursuant to the Irwin Union Bank Plan, the participant must be employed by the applicable company on the date the award is paid, except in the case of certain transfers of employment which may entitle the participant to receive a pro-rated portion of the units if all applicable conditions are met. Under the Irwin Home Equity Plan and the Irwin Commercial Finance Plan, the participant must be employed on the last day of the plan cycle, again subject to the rules regarding transfer of employment.

In general, vesting is contingent upon meeting certain thresholds in the average return on equity (“ROE”) of the company. Each company’s short term incentive plan establishes a threshold ROE for each year of the plan cycle. Except as described below with respect to the Irwin Union Bank Plan, if the average ROE over the plan cycle is less than or equal to the average of the threshold levels for each of the years of the plan cycle, then no performance units will vest for that plan cycle. Except as described below with respect to the Irwin Union Bank Plan, if the average ROE is at least equal to the average of the target ROEs for each of the years of the plan cycle, then all of the performance units awarded for that plan cycle will vest if all other conditions are met. Except as described below with respect to the Irwin Union Bank Plan, a pro-rated portion of the units will vest at the end of the plan cycle if average ROE is between the average of the threshold ROEs for each of the years of the plan cycle and the average of the target ROEs for each of the years of the plan cycle. In some instances, such as where the participant dies, becomes disabled, retires or transfers to an ineligible position with the company during the plan cycle, the participant’s award will be pro-rated.

In the initial three-year cycle under the Irwin Union Bank Plan, vesting will take place as follows. If the cumulative ROE over the plan cycle is less than or equal to the average of the threshold levels for each of the years of the plan cycle, then no performance units will vest for that plan cycle. If the cumulative ROE is at least equal to the average of the target levels for each of the years of the plan cycle, then all of the performance units will vest. A pro-rated portion of the units will vest if the average ROE is between the average of the threshold ROEs for each of the years and the average of the target ROEs for each of the years.

Payment of Awards

Vested awards are payable in a lump sum cash payment after the completion of the valuation at the end of each plan cycle. It is anticipated that awards will be paid by March 14 of the year after the end of each plan cycle. However, no award will be paid if the company and/or the participant does not meet their respective performance goals associated with the awards. Payments will be delayed to the extent an award will not qualify for deduction as “performance based compensation” under Section 162(m) of the Code.

Maximum Payment

The maximum dollar amount to be earned under any Performance Plan by a participant with respect to a performance cycle shall not exceed $2,000,000.

Special Rules for Covered Officers

Except with respect to the 2005-2007 performance cycle, it is intended that the awards made under the Plans be considered “performance-based compensation” under Section 409A of the Code and under Section 162(m) of the Code. Therefore, the awards to covered officers under Section 162(m) are subject to certain additional rules. Covered officers include the chief executive officer of Irwin Financial Corporation and the four most highly compensated officers (as determined under Section 162(m)) other than the chief executive officer, as of the end of the most recent tax year. The additional rules applicable to covered officers include a requirement that the performance targets be established within 90 days after the beginning of the plan cycle and before it has become substantially certain that the performance level will be met. In addition, the award opportunity must be in writing, and the award must be based upon objective, performance-based goals for which the outcome is substantially uncertain at the time the goals are established. Performance goals will be based on one or more financial indicators of the Corporation’s success. The right of any covered officer to receive any award or a payment thereon is conditioned on shareholder approval of the applicable Plan.

Amendment, Suspension or Termination

The Board of Directors of the applicable company may amend, suspend or terminate each Plan without shareholder action, including for the purpose of providing additional benefits to participants, subject to certain limitations.

New Plan Benefits

The number of performance units that eligible employees may receive under the Plans is discretionary and, therefore, cannot be determined in advance.

The following table sets forth the aggregate number of performance units granted to the named executive officers, directors and certain other persons or groups of people under the Irwin Union Bank Amended and Restated performance Unit Plan and the Irwin Commercial Finance Amended and Restated Performance Unit Plan in 2005. No grants were made under the Irwin Home Equity Amended and Restated Performance Unit Plan in 2005.

	Number of Units in Irwin	Number of Units in Irwin
	Union Bank(1)	Commercial Finance(1)

William I. Miller Chairman and Chief Executive Officer	N/A	N/A
Bradley J. Kime President, Irwin Union Bank	1,033	N/A
Joseph R. LaLeggia President, Irwin Commercial Finance Corporation	N/A	1,223
Thomas D. Washburn Executive Vice President	N/A	N/A
Gregory F. Ehlinger Senior Vice President and Chief Financial Officer	N/A	N/A
All current executive officers as a group (14 persons)	1,033	1,223
All non-executive officer directors as a group (9 persons)	N/A	N/A
All non-executive officer employees at Irwin Union Bank as a group (110 persons)	19,838	N/A
All non-executive officer employees at Irwin Commercial Finance as a group (6 persons)	N/A	2,030

(1)	Each unit has an initial value of $100 per unit.

Each of the Plans and the grants made in 2005 will be approved by our shareholders if the number of votes cast in favor of the Plan exceeds the number of votes cast against the Plan at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF THE PERFORMANCE UNIT PLANS DESCRIBED ABOVE.
INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

Serving Customers in the Ordinary Course of Our Business

We and our subsidiaries are in the business of providing financial services. Certain of our directors and officers, their family members and entities with which these individuals are affiliated, were customers of and had transactions with our subsidiaries in the ordinary course of business during the past year. All outstanding loans and commitments included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Corporate Aircraft Arrangements

Irwin Financial owns a 12.5% interest in a Hawker 800 aircraft in which Cummins Inc. owns the other 87.5%. Cummins provides maintenance and flight services for the aircraft. During 2005, $178,070 was paid or payable to Cummins in connection with the aircraft. The costs and terms associated with the ownership interest and operation of the aircraft were considered at least as favorable as other alternative aircraft arrangements. We also have a timeshare agreement with Cummins for the use of a substitute aircraft when the jointly owned aircraft is undergoing major maintenance. During 2005, $10,840 was paid or payable to Cummins under the timeshare agreement. The costs charged under the timeshare agreement are those permitted by Federal Aviation Regulations.

Irwin Financial has a timeshare agreement with Mr. Miller whereby he pays the Company for the allowable reimbursable portions of the costs of his personal flights and for a portion of the cost of flights connected with his service on other for-profit boards in accordance with the Company’s policy on the use of corporate aircraft. During 2005, $29,254 was paid or payable by Mr. Miller for personal use of the aircraft under his timeshare agreement. The costs charged to Mr. Miller under the timeshare agreement with the Company are those permitted by Federal Aviation Regulations. Mr. Miller, our Chairman and Chief Executive Officer, is also a director of Cummins Inc. Mr. Solso, one of our directors, is Chairman, Chief Executive Officer and a director of Cummins Inc. We also have an agreement with a third-party charter company, under which Mr. Miller is a co-lessee, to provide additional aircraft capacity when necessary.

Commercial Finance Line-of-Business Reorganization

In past years, part of our incentive compensation program provided certain key managers of our lines of business with minority interests in the subsidiaries they managed. This arrangement granted Joseph LaLeggia, who heads our commercial finance line of business, with a 5% minority interest (net of our preferred interest) in the common stock of Irwin Commercial Finance Corporation, the parent company of that business. In addition, when we acquired approximately 78% of the common stock of Irwin Commercial Finance Canada Corporation (formerly Onset Capital Corporation) in 2000, Mr. LaLeggia and four other senior managers continued to own indirectly the approximately 22% of that company’s common stock they had owned before joining us. We also had granted certain senior managers in the U.S. leasing and franchise finance subsidiaries an aggregate 5% common stock interest in each of those channels of the commercial finance line of business.

In 2005, we reorganized the commercial finance line of business to focus key management on the line of business as a whole rather than its operating segments. The reorganization resulted in the repurchase by Irwin Commercial Finance on June 30, 2005 of the 5% minority interest held by Mr. LaLeggia in Irwin Commercial Finance for $995,900 (including interest). Irwin Commercial Finance also purchased the 5% minority interest held by the head of Irwin Franchise Capital Corporation, the franchise subsidiary of Irwin Commercial Finance, for $960,009 (including interest). Minority interests in the U.S. leasing subsidiary (Irwin Commercial Finance Corporation, Equipment Finance) were also eliminated as part of the restructuring.

On December 23, 2005, we purchased the 22% common stock interest of Irwin Commercial Finance Canada Corporation that Mr. LaLeggia and the four other senior managers had owned indirectly. The purchaser was Irwin International Corporation, a subsidiary in our commercial finance line of business, that, prior to the December stock purchase, had owned the other 78% of common shares of Irwin Commercial Finance Canada Corporation and that, after the purchase, became a 100% owner of the stock of that company.

Irwin International paid $2,280,641 (U.S. Dollars) for the 22% minority interest to a company controlled by Mr. LaLeggia and the four senior managers. Mr. LaLeggia owns 51% of a company that owns 91% of the company from which Irwin International bought the minority interest. In addition, Irwin Commercial Finance granted options to purchase 105 shares of its own common stock to Mr. LaLeggia, the four other senior managers and the head of our franchise finance company. The options will allow these individuals to purchase approximately ten percent of Irwin Commercial Finance common stock (on a fully diluted basis) for $23,158 per share until December 31, 2009, subject to earlier expiration upon employment termination.

The price for minority interest purchases and the option exercise price were based on the fair market value opinion of an independent professional valuation firm. Irwin Commercial Finance will have call rights to purchase Irwin Commercial Finance stock acquired on exercise of these options beginning one year after the exercise date. These stock options are in addition to any other incentive compensation arrangements that may be provided to key employees in the commercial finance line of business.

STOCK PERFORMANCE

The following graph sets forth a comparison of total cumulative return for (i) the common stock of the Corporation, (ii) the Russell 2000 Index, and (iii) the Russell 2000 Financial Services Sector Index, from January 1 to December 31 in each of the past five years and for the five-year period ended December 31, 2005. It assumes $100.00 invested on January 1, 2000 in each of the Corporation’s common stock and the Russell 2000 and Russell 2000 Financial Services Sector indices. As required by SEC rules, total return in each case assumes the reinvestment of dividends paid. The Corporation is included in both the Russell 2000 and Russell 2000 Financial Services indices.

Return on average equity for the Corporation in 2005 was 4.0%, compared to 14.8% in 2004. Total shareholder return (including dividends and price appreciation) was -23.2% for 2005 and -8.6% for 2004. These returns compare to 2.1% in 2005 and 20.7% in 2004 for the Russell 2000 Financial Services Sector Index.

Comparison of Five-Year Cumulative Total Return

	2000	2001	2002	2003	2004	2005

Irwin Financial	100	81	80	154	141	108

Russell 2000	100	103	82	120	142	149

Russell 2000 Financial Services Sector	100	109	112	157	190	195

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE

In assisting the Board of Directors, the Audit and Risk Management Committee has taken the following actions:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees); and,

•	Received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the independent auditors their independence.

Based on the reviews and discussion referred to above, the Audit and Risk Management Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Audit and Risk Management Committee members are John C. McGinty, Jr. (Committee Chair), Sally A. Dean, R. David Hoover, Brenda J. Lauderback, and Marita Zuraitis.
INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, audited the books and accounts of the Corporation for 2005. Each professional service performed by PwC during 2005 was reviewed and the possible effect of such services on the independence of the public accounting firm was considered by the Audit and Risk Management Committee. No member of the firm has any material interest, financial or otherwise, in us or any of our subsidiaries.

On February 9, 2006, the Audit and Risk Management Committee voted to invite several independent registered public accounting firms, including PwC, to submit proposals for auditing the Corporation’s consolidated financial statements for the fiscal year ending December 31, 2006 as part of the Committee’s periodic review of external audit services.

On February 18, 2006, PwC informed the Corporation that PwC had chosen not to be considered for reappointment as the Corporation’s independent registered public accounting firm upon completion of PwC’s procedures for the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2005 and the Form 10-K in which such financial statements are included. As contemplated, upon the filing of the Corporation’s Annual Report on Form 10-K with the Securities and Exchange Commission on March 3, 2006, PwC’s engagement as the Corporation’s independent registered public accounting firm ended.

The reports of PwC on the financial statements of the Corporation for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004 and through March 3, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for those years.

As previously reported, management and the Audit and Risk Management Committee of the Corporation’s Board of Directors determined in November 2005 that a material weakness existed because the Corporation did not maintain effective controls over the selection and application of generally accepted accounting principles relative to incentive servicing fees received from whole loan sales to third parties. The Corporation had accounted for these fees as derivative financial instruments instead of mortgage servicing rights as required by generally accepted accounting principles.

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The determination of the existence of a material weakness resulted in the restatement of the Corporation’s interim financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005, and the annual financial statements for the year ended December 31, 2004 included in the Corporation’s Annual Report on Form 10-K. The restated financial statements and periodic 1934 Act filings were made on February 3, 2006.

The cumulative impact of this error was an overstatement of income (after tax) of $2.1 million during 2004 and $7.1 million for the first two quarters of 2005. In addition to the restatement for incentive servicing fee contracts, management also reduced certain salary accruals for the June 30, 2005 and March 31, 2005 periods associated with incentive salary plans that are calculated based upon earnings. Further details, including adjusting entries made in the restated financials, are described in Note 2 of the Notes to Consolidated Financial Statements in the Corporation’s Report on Form 10-Q for the Quarter Ended September 30, 2005.

In November and December 2005, the Corporation took corrective actions to remediate the material weakness identified above. In addition, the Corporation designed, documented and tested additional controls over the selection and application of generally accepted accounting principles relative to incentive servicing fees received from whole loan sales to third parties. As a result of these actions, management of the Corporation believes this material weakness has been satisfactorily remediated.

Except for the material weakness described above, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K that occurred within the

Corporation’s two most recent fiscal years ended December 31, 2005 and 2004 and through March 3, 2006. The Corporation has authorized PwC to respond fully to the inquiries of a successor auditor concerning the subject matter of the reportable event described above. The Corporation provided PwC with a copy of the above disclosure in connection with PwC’s declining to be considered for reappointment, and PwC provided the Corporation with a copy of a letter addressed to the SEC stating that PwC agreed with the Corporation’s statements concerning PwC in the disclosure.

In light of PwC’s decision not to stand for reappointment, referred to above, on February 22, 2006, PwC informed the Corporation that PwC declined to be considered for reappointment as the independent registered public accounting firm to audit the Irwin Financial Corporation Employees’ Savings Plan and the Irwin Mortgage Corporation Retirement and Profit Sharing Plan (together, the “Plans”) for the year ended December 31, 2005.

The reports of PwC on the Plans for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2004 and 2003 and through February 22, 2006 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the Plans’ financial statements for those years.

During the fiscal years ended December 31, 2004 and 2003 and through February 22, 2006 there were no reportable events under Item 304(a)(1)(v) of Regulation S-K in connection with the Plans.

The Corporation provided PwC with a copy of the above disclosure in connection with PwC’s declining to be considered for reappointment to audit the Plans, and PwC provided the Corporation with a copy of a letter addressed to the SEC stating that PwC agreed with the Corporation’s statements concerning PwC in the disclosure.

We have invited representatives of PricewaterhouseCoopers LLP to be present at the 2006 Annual Shareholders’ Meeting. We expect the representatives will attend the meeting. If present, these representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders. See the section in this proxy statement entitled “Director Meetings, Standing Committees, Audit and Risk Management Committee,” and see also the section “Report of the Audit and Risk Management Committee” for information regarding our Audit and Risk Management Committee.

The aggregate audit fees billed by PricewaterhouseCoopers for the years ended December 31, 2005 and 2004 are as follows:

		Audit-Related
	Audit Fees	Fees(1)	Tax Fees(2)	All Other Fees(3)	Total

2005	$1,610,000	$40,000	$30,332	$3,000	$1,683,332
2004	$2,055,490	$101,706	$80,240	$11,000	$2,248,436

(1) 2005 Audit-Related Fees include:

$40,000	Accounting and audit services related to securitization activities

$40,000

2004 Audit-Related Fees include:

$49,956	Accounting and audit services related to securitization activities
32,350	Audit of the Corporation’s benefit plans
19,400	Various other audit-related consultation

$101,706

(2) 2005 Tax Fees include:

$30,332	Various tax-related consultation

$30,332

2004 Tax Fees include:

$60,240	Tax consultation related to our Canadian operation
20,000	Various tax-related consultation

$80,240

(3) 2005 All Other Fees include:

$3,000	Various other consultation

$3,000

2004 All Other Fees include:

$11,000	Various other consultation

$11,000

Pre-approval of Services Rendered by Independent Auditors

In accordance with the SEC’s rules issued pursuant to the Sarbanes-Oxley Act of 2002, the Audit and Risk Management Committee has adopted a formal policy on auditor independence requiring pre-approval by the Committee of all professional services rendered by the Company’s independent auditors subject to specified monetary limits. Under the policy, pre-approval can be granted by the Committee either on a case-by-case basis or, with regard to particular services for limited terms specified in detail in advance by the Committee in the policy or otherwise, pursuant to request and approval procedures set forth in the policy, provided that there is no delegation of Committee responsibility to management and any engagement of the auditors as to such particular services is reported to the Committee. If the cost of a proposed service is $50,000 or less, the policy delegates authority to the Chairman of the Committee to pre-approve the service on behalf of the Committee and report the approval to the Committee at its next scheduled meeting. All of the audit, audit-related, tax and other services provided by the Corporation’s independent auditors to the Corporation in 2005 were pre-approved by the Audit and Risk Management Committee pursuant to the policy.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Any proposals of shareholders that are otherwise eligible for inclusion in our proxy material must be received at our principal executive offices, 500 Washington Street, Columbus, Indiana 47201, prior to November 17, 2006, in order for the proposals to be considered for inclusion in our proxy statement and proxy card for the 2007 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Proposals of shareholders submitted outside the process of Rule 14a-8 (Non-Rule 14a-8 Proposals) in connection with the 2007 Annual Meeting must be received by January 31, 2007 or such proposals will be considered untimely. Our proxy for the 2007 Annual Meeting will give discretionary authority to the proxy holders to vote on all Non-Rule 14a-8 Proposals we receive after January 31, 2007.
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Our independent directors have unanimously approved a process for shareholders and other interested parties to send communications to the Board of Directors or the Lead Director. As a result, shareholders who wish to communicate with the Board or the Lead Director may do so by directing their correspondence in writing to Mr. Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201.
MISCELLANEOUS

The Board welcomes, but does not require, Directors to attend the Annual Meeting of Shareholders. At the 2005 Annual Meeting, four of the nine members of the Board then serving were in attendance.

We are providing all shareholders with a copy of our Annual Report on Form 10-K for 2005, together with all financial statements, schedules, and a list of the exhibits filed with the Form 10-K. If any shareholder wishes a copy of the exhibits filed with our Annual Report on Form 10-K, we will furnish the exhibits without charge. Our Code of Conduct, which is applicable to our directors, officers and employees and our Corporate Governance Principles are available on our website, www.irwinfinancial.com, and are also available in print to any shareholder who requests them. All requests for copies of the Form 10-K for 2005, our Code of Conduct, our Corporate Governance Principles or any of our committee charters should be in writing and directed to Sue Elliott, Finance Department, Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201.

As of the date of this proxy statement, our Board of Directors has no knowledge of any matters to be presented for consideration at the meeting other than the matters described in this proxy statement. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named in this proxy statement is nominated at the meeting for election as a director because a nominee named in this proxy statement is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendation of our Board of Directors.

MATT SOUZA, Secretary

March 17, 2006

Appendix A
IRWIN FINANCIAL CORPORATION
AUDIT & RISK MANAGEMENT COMMITTEE CHARTER
PURPOSE

The primary function of the Audit & Risk Management Committee (the “Committee” or ARMC) is to assist the Board of Directors in fulfilling its oversight of (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Corporation’s independent accountants, and (iv) the performance of the Corporation’s internal audit function and independent accountants.
The Committee meets these responsibilities by reviewing the financial reports and other financial information provided by the Corporation to shareholders and others; reviewing the Corporation’s processes for the oversight and management of financial and operational risks, including the system of internal control that management and the Board of Directors have established; and reviewing the Corporation’s auditing, accounting and financial reporting processes generally.
The Committee derives its authority from the by-laws of Irwin Financial Corporation (the “Corporation”) and is hereby given all resources and authority necessary to properly discharge its responsibilities. The Audit & Risk Management Committee’s primary duties and responsibilities are to:

•	Provide an open avenue of communication among management, the internal auditors, the independent accountants, and the Board of Directors.

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the qualifications and audit efforts of the Corporation’s independent accountants and internal auditing department.
The Audit & Risk Management Committee will primarily fulfill these responsibilities by carrying out the activities enumerated below in the section titled “Duties and Responsibilities.” To the extent permitted by applicable regulations and listing requirements, the Committee may obtain assistance from management or staff in accomplishing these responsibilities.
COMPOSITION AND QUALIFICATIONS

The Audit & Risk Management Committee will be comprised of three or more directors. All members of the Committee will be independent directors, as determined by the Board of Directors in accordance with guidelines of the New York Stock Exchange and other applicable regulations. No member of the Committee may, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other committee of the Corporation: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or any of its subsidiaries, or (ii) be an affiliated person of the Corporation or any of its subsidiaries. Any director of the Corporation who is determined to be independent by the Board of Directors but who also holds 20% or more of the Corporation’s outstanding shares (or who is a general partner, controlling shareholder or officer of any such holder) cannot be the Chair or a voting member of the Committee.
All members of the Committee will be “financially literate,” as that qualification is interpreted by the Board of Directors in its business judgment in accordance with listing standards of the New York Stock Exchange. Without limiting the generality of the foregoing sentence, each member of the Committee will have a working familiarity with basic finance and accounting practices, such as the ability to read and understand fundamental financial statements. The Chair of the Committee will have accounting or related financial management expertise, as determined by the Board of Directors in its business judgment in accordance with guidelines of the New York Stock Exchange, and at least one member of the Committee (who may also be the Chair) shall be an audit committee financial expert, as defined in regulations promulgated by the Securities and Exchange Commission from time to time.
As provided in the Corporation’s Corporate Governance Principles, no director will be eligible for service on the Committee while he or she serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.
Committee appointments and selection of the committee chairperson will be approved annually by the Board of Directors.
MEETINGS

The Committee will meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meeting and is authorized to receive any and all pertinent information from management as determined by the Committee. The Committee will meet with the independent accountants, management, and the director of internal auditing in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, will discuss with the independent accountants and management any matters of the types described in the Statement of Auditing Standards No. 61, Communications with Audit Committees, which are identified in connection with the accountants reviews of the interim financial statements.
DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities, the Audit & Risk Management Committee shall perform the following:
General

•	The Committee will report its activities to the full Board of Directors on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

•	The Committee has the power to conduct or authorize investigations into matters within the Committee’s scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or other advisors as it deems necessary to carry out its duties.

•	The Committee will prepare an audit committee report as required by rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•	The Committee will do whatever else the law, applicable listing standards, the Corporation’s charter or bylaws or the Board of Directors may require or direct.

Engagement of Independent Accountants and Internal Auditor

•	The Committee will have sole authority for the appointment, compensation, retention and oversight of the work of the Corporation’s independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation. The Committee will consult with the Board of Directors in making such decisions concerning the appointment, compensation and retention of the independent accountants. The Committee will establish an arrangement pursuant to which the independent accountants report directly to the Committee.

•	The Committee will have the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements of the independent accountants. Authority to pre-approve non-audit engagements may be assigned to the Chairman of the Audit Committee with communication to, and ratification of, the full Committee at the subsequent meeting.

•	The Committee will oversee the independence of the independent accountants by reviewing, at least annually, all relationships the accountants have with the Corporation, including consideration of non-audit services provided by the independent accountants and the fees paid for such services.

•	The Committee will, at least annually, obtain and review a report by the independent accountant describing (i) the independent accounting firm’s internal quality control procedures; and (ii) any material issues raised in internal quality control reviews, or peer reviews, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the firm, any steps taken to deal with any such issues.

•	The Committee will review the independent account’s qualifications and performance at least annually. The Committee will ensure the rotation of the lead audit and review partners every five years, or more frequently as determined by the Committee in its sole discretion. The Committee will also consider whether the Corporation is obtaining high quality audit services, whether the cost for such services is commensurate with the services received, and whether the rotation of the audit to another accounting firm would be beneficial. In making its evaluation, the Committee should consider the opinion of management and the Corporation’s internal auditors. The Committee may, but is not required to, obtain proposals from other accounting firms in performing its assessment.

•	The Committee will review and concur, by majority vote, in the appointment, replacement, reassignment, or dismissal of the Director of Internal Auditing.

•	The Committee will oversee the internal audit function. The Committee will provide internal audit the authority to examine all records and issue independent reports in order to provide objectivity to the internal audit function.

•	The Committee will consider, in consultation with the independent accountants and the director of internal auditing, the audit scope and plans prepared by the internal auditors and the independent accountants.

•	The Committee will request that the director of internal auditing and the independent accountants coordinate the internal and external audits of the Corporation in order to avoid duplication of efforts.

Review of Internal and External Audit Work, and the Quarterly and Annual Financial Statements

•	The Committee will ascertain that the independent accountants view the Board of Directors as their client, that they will be available to the full Board at least annually, and that they will provide the Committee with a timely analysis of significant financial reporting issues.

•	The Committee will review and discuss the following with management, the director of internal audit and the independent accountants:

a.)	The adequacy of the Corporation’s risk assessment and risk management processes, policies and guidelines, including any significant weaknesses in the system of internal control for detecting and reporting financial errors, defalcations, legal violations, and noncompliance with the Corporation’s code of conduct.

b.)	Management’s report concerning significant deficiencies in internal controls, and any fraud by persons with a significant role in the system of internal controls.

c.)	The independent accountant’s report concerning its review of management’s assessment of the Corporation’s internal controls, control structure and material weaknesses.

d.)	Management’s responses indicating action taken or planned to address such weaknesses.

•	The Committee will review and discuss the following with management and the independent accountant:

a.)	The Corporation’s annual audited financial statements and related footnotes, as well as the annual Form 10-K filing with the Securities and Exchange Commission (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included therein) and whether the information in the filing is consistent with the information in the financial statements.

b.)	The independent accountant’s audit of and report on the financial statements.

c.)	The external accountant’s report of all critical accounting policies and practices to be used, alternative treatments of financial information that have been discussed with management (and the ramifications of such alternative treatments), and the accountant’s preferred treatment. The Committee will have final authority to resolve disagreements between management and the external accountant regarding financial reporting.

d.)	The auditor’s qualitative judgments about the quality, not just the acceptability, of accounting principles and financial disclosures.

e.)	Any serious difficulties encountered during the course of the audit, including any significant disagreements with management.

f.)	Other matters related to the conduct of the audit that is to be communicated to the Committee under generally accepted auditing standards.

g.)	To the extent not covered by the foregoing categories, any other material written communications between the external accountant and management, such as any management letter or schedule of unadjusted differences.

h.)	The disclosures made to the Audit Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiency in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

i.)	The independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated. This section requires the independent auditor, if it detects or becomes aware of any illegal acts, to assure that the Committee is adequately informed.

•	The Committee or its Chair will review and discuss with management and the independent accountants:

a.)	The quarterly Form 10-Q filings with the Securities and Exchange Commission (including the financial statements and the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included therein) prior to their submission.

b.)	The quarterly press releases announcing earnings results prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	The Committee will consider, review and discuss with management and the director of internal audit:

a.)	The quarterly report provided by the director of internal audit which summarizes audit activities during the period, including any significant findings concerning the Corporation’s risk management, financial reporting or compliance systems, as well as management’s responses to them.

b.)	The internal audit department’s annual audit plan, staffing, and professional education of the internal audit staff for each calendar year.

c.)	The internal audit department’s policy statement.
Other Responsibilities

•	The Audit & Risk Management Committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

•	Approve any changes to the Corporation’s code of conduct and any waiver of the code of conduct for executive officers and directors.

•	Establish clear policies to be followed by the Corporation in connection with its hiring of employees and former employees of the independent accountants.

•	Review and update the Audit Committee Charter annually.

•	Review with management the results of regulatory examinations of the Corporation and management’s responses to such reports.

•	Review the substance of legal and regulatory matters that may have a material effect on the Corporation’s financial statements, including significant issues raised by internal or outside counsel concerning litigation, contingencies, claims, or assessments.

•	The Committee will receive a briefing of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory bodies, which may have a material effect on the financial statements.

•	Perform an annual self-assessment which takes into account the purpose and responsibilities and the Committee and an evaluation of its performance of those responsibilities.

•	Provide for appropriate funding for the payment of:

a)	compensation of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation;

b)	compensation to any other advisers retained by the Committee to assist it in carrying out its duties;

c)	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
LIMITATION OF AUDIT & RISK MANAGEMENT COMMITTEE’S ROLE

   It is management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and the independent accountant’s responsibility to plan and carry out a proper audit. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the Corporation’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Corporation’s service providers, including the independent accountants.
Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Corporation’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Corporation’s management for preparing, or the independent accountant’s for auditing, the financial statements. Members of the Committee are not full-time employees of the Corporation and, in serving the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures.
In discharging their duties, members of the Committee are entitled to rely on information, opinions, reports or statement, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the independent accountants, or others persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board of which the director is not a member.

Irwin Financial Corporation
Annual Shareholder Meeting
April 6, 2006 — 4:00 p.m. (E.D.T.)
Holiday Inn Conference Center
2480 Jonathan Moore Pike (Route 46)

APPENDIX B
Irwin Union Bank
Amended and Restated Performance Unit Plan
1. Purpose
The purpose of the Irwin Union Bank Performance Unit Plan is to encourage employee retention and motivation to increase the long-term value of the Company through grants of performance units.
2. Effective Date
The Performance Unit Plan was adopted by the Board on April 25, 2005. The Plan was amended and restated on December 20, 2005 to account for changes in the law. The initial Plan Cycle is January 1, 2005 – December 31, 2007. Adoption of the restated Plan is subject to shareholder approval.
3. Definitions
a)	AWARD means a payment made pursuant to the Plan at the end of a Plan Cycle.

b)	BOARD means the Board of Directors of Irwin Union Bank.

c)	CODE means the Internal Revenue Code of 1986, as amended.

d)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 7(a) hereof.

e)	COMPANY means the Irwin Union Bank.

f)	COVERED OFFICER means any individual who, on the last day of the taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers (other than the chief executive officer of IFC) as defined under Code Section 162(m)(3).

g)	DISABILITY means the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering the Company’s employees.

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

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i)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such long-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall be comprised solely of at least two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act.

j)	PERFORMANCE UNIT means a component used to represent the incremental cash value of the Company that is awarded to participants in the Plan at the beginning of each Plan Cycle.

k)	PLAN means the Irwin Union Bank Performance Unit Plan.

l)	PLAN CYCLE means the three-year period in which the Plan will run.

m)	P/E means a valuation ration of the current share price compared to per-share earnings unit.

n)	ROE means return on equity.
4.  Eligibility
Key employees, as recommended and approved by the Company President and Board, are eligible to participate in the Plan. Key employees include those full-time employees whose compensation market data supports granting long-term incentive opportunities and who are officers at the Vice President level or above.
Selection of an employee for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Plan Cycle. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.
5.  Administration
The Board will be requested to approve each Performance Unit Plan at the beginning of the Plan Cycle. The Committee will then carry out the daily administration of the Plan.
6.  Plan Specifications
a)	Plan Cycles. Each Plan Cycle is three years in length with the first cycle starting January 1st, 2005 and ending December 31st, 2007. All subsequent Plan Cycles will start January 1st and end December 31st three years later. A new Plan Cycle will start at the beginning of each calendar year.

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b)	Plan Operation. Participants are awarded Performance Units at the beginning of each Plan Cycle. Performance Units vest in accordance with Section 6(f) below. At the end of each Plan Cycle, the vested Performance Units are cashed out based on the value of the Performance Units at the end of the Plan Cycle to the extent the participant is employed by the Company at the end of the Plan Cycle.

c)	Performance Units. Performance Units are components used to represent the incremental cash value of the Company. The beginning value of the Company is divided by the number of units in order to make the beginning value for a Performance Unit in the first Plan Cycle equal to $100. Subsequent valuations will use the calculated number of units in order to determine the per unit value.

d)	Valuation. Valuations are done by an outside appraiser in conformity with the Uniform Standards of Professional Appraisal Practice. Valuations are performed annually unless the Board determines that significant volatility suggests the need for more frequent valuations. The standard value is fair market value. The outside appraiser will recommend a valuation approach or approaches, such as the combination of a market approach, income approach and net asset approach. The valuation should be adjusted for any capital contributions.

e)	Award Opportunities. Award opportunities are based on a median competitive expected value divided by the starting value of a Performance Unit for each Plan Cycle.

f)	Vesting. For the Plan Cycle beginning January 1, 2005 and ending December 31, 2007. Performance Units will cliff vest based on continued employment over the Plan Cycle and cumulative ROE performance, as follows:
(i) No Performance Units will be vested if cumulative ROE over the Plan Cycle is less than or equal to the average of threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
(ii) All of the Performance Units will vest at the end of the Plan Cycle if cumulative ROE performance at least equals the average of the target ROEs level in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
(iii) A prorated portion of Performance Units will vest at the end of the Plan Cycle if average ROE is between the average of the threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle and the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
For the Plan Cycle beginning January 1, 2006 and each Plan Cycle thereafter, Performance Units will cliff vest based on continued employment over the Plan Cycle and average ROE performance, as follows:
(iv) No Performance Units will be vested if average ROE over the Plan Cycle is less than or equal to the average of threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.

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(v) All of the Performance Units will vest at the end of the Plan Cycle if average ROE performance at least equals the average of the target ROEs level in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
(vi) A prorated portion of Performance Units will vest at the end of the Plan Cycle if average ROE is between the average of the threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle and the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
The Right to receive the value of vested Performance Units shall be contingent upon employment with the Company on the last day of the Plan Cycle.
g)	Rights Upon Separation from Service. In the event of separation from service, as such phrase is defined in Section 409A of the Code, for reasons other than death, Disability, retirement, transfer pursuant to Section 6(h) below, or Company-initiated separation from service unrelated to the participant’s job performance, the Participant forfeits all Performance Units in effect on the date of separation. In the event of separation from service by reason of death, Disability, retirement, transfer pursuant to Section 6(h) below, or Company-initiated separation from service unrelated to the participant’s job performance, a pro-rated portion of the Performance Units for each Plan Cycle in effect will be paid at the same time as set forth in Section 6(i) based on full months completed in the Plan at the date of termination, provided that the performance goals and performance criteria were met during the applicable Plan Cycle.

h)	Transfer to a Non-eligible Position. If a Participant transfers to a non-Plan-eligible position during the Plan Cycle, the Participant will receive a pro-rated portion of the Performance Units equal to the Performance Units in effect on the date of the transfer; provided that the performance goals and performance criteria were met during the applicable Plan Cycle; provided, further, that the Participant is employed by the Company or other Irwin Financial Corporation company at the end of the Plan Cycle. Payout will occur at the same time as it does for other Participants in those Plan Cycles.

i)	Payment of Awards. The value of a participant’s vested Performance Units will be paid out in a cash lump sum payment based on the most recent valuation as soon as administratively practicable after such valuation is approved by the Board, but no later than March 14th of the first year immediately following the end of the Plan Cycle. If for any reason it is administratively impracticable to pay the value of the Performance Units by that deadline, such payments shall be made as soon as administratively practicable in the first calendar year immediately after the Plan Cycle ends. The value of the Award is determined by the most recent valuation based on the final year financials of that Plan Cycle. In order to receive the award, the Participant must be employed in a Plan-eligible position at the time the Award is paid, subject to Section 6(h) above. The award is subject to all required tax deductions. No Award shall be payable if the participant and/or Company does not meet the performance goals set forth in the Plan Cycle Schedule. Awards payable to Covered Officers are subject to Section 6(l) below.

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j)	Delay in Payment. The timing of a payment will be delayed to a date after the designated payment date where the Company reasonably anticipates that the Company’s deduction with respect to such payment otherwise would be limited or eliminated by the application of Code Section 162(m); provided, however, that the payment shall be made either at the earliest date at which the Company reasonably anticipates that the deduction of the payment amount will not be limited or eliminated by application of Code Section 162(m) or the calendar year in which the participant Separates from Service, as that term is defined by Code Section 409A and regulations issued thereunder.

k)	No Acceleration of Payment. The timing of payments under this Plan shall not be accelerated for any reason that is not permitted by Code Section 409A and regulations issued thereunder.

l)	Compliance with Code Section 162(m). The Company intends that Awards made to Covered Officers under the Plan shall satisfy the requirements for “performance-based compensation” under Code Section 162(m) and 409A and the Treasury Regulations promulgated thereunder. Therefore, Awards to Covered Officers and interpretation of the Plan shall be guided by such provisions, as appropriate. If a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Sections 162(m) and 409A. Notwithstanding the foregoing, the Company shall request that IFC obtain IFC shareholder approval for any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).
For Covered Officers, within 90 days after the beginning of a Plan Cycle and before it has become substantially certain that the performance level will be met (or such other time as is consistent with the requirements of Code Sections 162(m) and Section 409A of the Code), the IFC Committee, in its sole discretion, shall take the following action:
1)	establish a target Award opportunity in writing for each Plan participant for the Plan Cycle, expressed in Performance Units; and

2)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, a maximum and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute

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in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.
Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the target Award opportunity, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days after the beginning of the Plan Cycle but in no event after 25 percent of such Plan Cycle has elapsed (or such other time as is consistent with the requirements of Code Sections 162(m) and 409A). All such target and maximum Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Sections 162(m) and Section 409A.
Upon being established by the Committee (and approved by the IFC Committee, as necessary), the target and maximum Award opportunities, performance levels and performance criteria for each participant for a given Plan Cycle shall be set forth in writing and communicated to each such participant (the “Plan Cycle Schedule”); provided, however, that the rights of a Covered Officer to receive payment pursuant to any such Award shall be expressly conditioned on obtaining the approval of the Plan by a majority of the shareholders of the Company in the manner provided under Code Section 162(m) prior to such payment.
After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.
As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.
The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any Plan Cycle shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one

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year shall be deemed to be earned ratably over the number of full and partial years in the Plan Cycle.
For Awards payable to Covered Officers, the IFC Committee shall certify in writing prior to any such payment the extent to which the performance goal or goals (and any other material terms) applicable to such Plan Cycle have been satisfied and the amounts to be paid, vested, or delivered as a result thereof.
The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce in a manner consistent with Code Section 162(m), but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.
7. Miscellaneous
a)	Amendment, Suspension or Termination of this Plan. Subject to the requirements of Code Section 409A and Code Section 162(m), the Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board to adjust Awards, no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	No Assignment. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

c)	Limitation on Liabilities. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

d)	Limitation on Vested Interest. Awarding a bonus is within the sole discretion of the Board. No participant has a vested interest in an award under the Plan prior to the end of the Plan Cycle for which the Award is granted.

e)	Employment Rights. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

f)	Unsecured General Creditors. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made

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hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

g)	Governing Law. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. This Plan is not intended to create any deferral of income that would be subject to Internal Revenue Code Section 409A. In the event that any deferral of income results under this Plan, the terms of this Plan shall be interpreted to comply with the requirements of 409A.

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APPENDIX C
Irwin Commercial Finance
Amended and Restated Performance Unit Plan
1. Purpose
The purpose of the Irwin Commercial Finance Performance Unit Plan is to attract, retain and motivate key executives and to increase the long-term value of ICF by providing selected employees with the opportunity to share in the value of ICF through grants of performance units at a level intended to provide median competitive long-term incentive award opportunities.
2. Effective Date
The Performance Unit Plan was presented to the Board for adoption on August 22, 2005. The Plan was amended and restated to account for changes in the law. The initial Plan Cycle is January 1, 2005 – December 31, 2007. Adoption of the restated Plan is subject to shareholder approval.
3. Definitions
a)	AWARD means a payment made pursuant to the Plan at the end of a Plan Cycle.

b)	BOARD means the Board of Directors of Irwin Commercial Finance.

c)	CHAIRMAN means Chairman of the Board.

d)	CODE means the Internal Revenue Code of 1986, as amended.

e)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 7(a) hereof.

f)	COMPANY means Irwin Commercial Finance.

g)	COVERED OFFICER means any individual who, on the last day of the taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers (other than the chief executive officer of IFC) as defined under Code Section 162(m)(3).

h)	DISABILITY means the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering the Company’s employees.

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i)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

j)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such long-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall be comprised solely of at least two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act.

k)	PERFORMANCE UNIT means a component used to represent the incremental cash value of the Company that is awarded to participants in the Plan at the beginning of each Plan Cycle.

l)	PLAN means the Irwin Commercial Finance Performance Unit Plan.

m)	PLAN CYCLE means the three-year period in which the plan will run.

n)	P/E means a valuation ratio of the current unit price compared to per-share earnings.

o)	ROE means Return on Equity.
4. Eligibility
Executive employees, as recommended and approved by the Company President or the Board of Directors, and approved by the Board of Directors of ICF, are eligible to participate in the Plan. Key ICF executives (Vice President and above positions, based on market practice for granting programmatic long-term incentive opportunities) who would participate in annual grants of Irwin Commercial Finance Performance Units as approved by the ICF Board.
Selection of an employee for participation in the Plan does not guarantee being selected to participate in the Plan for any subsequent Plan Cycle. Selection of any employee to participate in the Plan does not give the participant any right to continued employment with the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.
5. Administration
The Board will be requested to approve each Performance Unit Plan at the beginning of the Plan Cycle. The Committee will then carry out the daily administration of the Plan. To the extent required by Section 409A of the Internal Revenue Code, the Plan will be administered in accordance with Section 409A of the Code.
6. Plan Specifications
a)	Plan Cycles. Each Plan Cycle is three years in length with the first cycle starting January 1st, 2005 and ending December 31st, 2007. All subsequent Plan Cycles will start January

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1st and end December 31st — three years later. A new Plan Cycle will start at the beginning of each calendar year.
b)	Plan Operation. Participants are awarded Performance Units at the beginning of each Plan Cycle. Performance Units vest in accordance with Section 6(f) below. At the end of each Plan Cycle, the vested Performance Units are cashed out based on the value of the Performance Units at the end of the Plan Cycle to the extent the participant is employed by the Company at the end of the Plan Cycle.

c)	Performance Units. Performance Units are components used to represent the incremental cash value of the Company. The number of units can divide the beginning value of the Company in order to make the beginning value for a Performance Unit in the first Plan Cycle equal to $100 (or any other number). Subsequent valuations will use the calculated number of units in order to determine the per unit value.

d)	Valuation. An outside appraiser in conformity with the Uniform Standards of Professional Appraisal Practice will do valuations. Valuations are performed annually unless the Board determines that significant volatility suggests the need for more frequent valuations. The standard value is fair market value. The outside appraiser will recommend a valuation approach or approaches, such as the combination of a market approach, income approach and net asset approach. The valuation should be adjusted for any capital contributions.

e)	Award Opportunities. Award opportunities are based on a median competitive expected value divided by the starting value of a Performance Unit for each Plan Cycle.

f)	Vesting. Performance Units will cliff vest based on continued employment over the Plan Cycle and average ROE performance as follows:
(i) No Performance Units will be vested if average ROE over the Plan Cycle is less than or equal to the average of threshold ROEs stated in the annual Short Term Incentive Plan for each of the years of the Plan Cycle..
(ii) All of the Performance Units will vest at the end of the Plan Cycle if average ROE performance at least equals the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle and if the participant is employed continuously for the entire Plan Cycle.
(iii) A prorated portion of Performance Units will vest at the end of the Plan Cycle if average ROE is between the average of the threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle and the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
The Right to receive the value of vested Performance Units shall be contingent upon employment with the Company on the last day of the Plan Cycle.
g)	Rights Upon Separation from Service. In the event of separation from service, as such phrase is defined in Section 409A of the Code, for reasons other than death, Disability,

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retirement, transfer pursuant to Section 6(h) below, or company-initiated Separation from Service unrelated to job performance, the Participant forfeits all Performance Units in effect on the date of separation. In the event of separation from service by reason of death, Disability (as such term is defined in Section 409A of the Code) retirement, transfer pursuant to Section 6(h) below, or Company-initiated Separation from Service unrelated to the participant’s job performance, a pro-rated portion of the Performance Units for each Plan Cycle in effect will be paid at the same time as set forth in Section 6(i) based on full months completed in the Plan at the date of termination, provided that the performance goals and performance criteria were met during the applicable Plan Cycle.
h)	Transfers to a Non-eligible Position. If a Participant transfers to a non-Plan-eligible position during the Plan Cycle, the Participant will receive a pro-rated portion of the Performance Units equal to the Performance Units in effect on the date of the transfer; provided that the performance goals and performance criteria were met during the applicable Plan Cycle; provided, further, that the Participant is employed by the Company or other Irwin Financial Corporation company at the end of the Plan Cycle. Payout will occur at the same time as it does for other Participants in those Plan

i)	Payment of Awards. The value of a participant’s vested Performance Units will be paid out in a cash lump sum payment based on the most recent valuation as soon as administratively practicable after such valuation is approved by the Board, but no later than March 14th of the first year immediately following the end of the Plan Cycle. If for any reason it is administratively impracticable to pay the value of the Performance Units by that deadline, such payments shall be made as soon as administratively practicable in the first calendar year immediately after the Plan Cycle ends. The value of the award is determined by the most recent valuation based on the final year financials of that Plan Cycle. In order to receive the award, the Participant must be employed on the last day of the Plan Cycle, subject to Section 6(h) above. The award is subject to all required tax deductions. No Award shall be payable if the participant and/or Company does not meet the performance goals set forth in the Plan Cycle Schedule. Awards payable to Covered Officers are subject to Section 6(l) below.

j)	Delay in Payment. The timing of a payment will be delayed to a date after the designated payment date where the Company reasonably anticipates that the Company’s deduction with respect to such payment otherwise would be limited or eliminated by the application of Code Section 162(m); provided, however, that the payment shall be made either at the earliest date at which the Company reasonably anticipates that the deduction of the payment amount will not be limited or eliminated by application of Code Section 162(m) or the calendar year in which the participant Separates from Service, as that term is defined by Code Section 409A and regulations issued thereunder.

k)	No Acceleration of Payment. The timing of payments under this Plan shall not be accelerated for any reason that is not permitted by Code Section 409A and regulations issued thereunder.

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l)	Compliance with Code Section 162(m). The Company intends that Awards made to Covered Officers under the Plan shall satisfy the requirements for “performance-based compensation” under Code Section 162(m) and 409A and the Treasury Regulations promulgated thereunder. Therefore, Awards to Covered Officers and interpretation of the Plan shall be guided by such provisions, as appropriate. If a provision of the Plan would cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Sections 162(m) and 409A. Notwithstanding the foregoing, the Company shall request that IFC obtain IFC shareholder approval for any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).
For Covered Officers, within 90 days after the beginning of a Plan Cycle and before it has become substantially certain that the performance level will be met (or such other time as is consistent with the requirements of Code Sections 162(m) and Section 409A of the Code), the IFC Committee, in its sole discretion, shall take the following action:
1)	establish a target Award opportunity in writing for each Plan participant for the Plan Cycle, expressed in Performance Units; and

2)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, a maximum and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.
Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the target

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Award opportunity, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days after the beginning of the Plan Cycle but in no event after 25 percent of such Plan Cycle has elapsed (or such other time as is consistent with the requirements of Code Sections 162(m) and 409A). All such target and maximum Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Sections 162(m) and Section 409A.
Upon being established by the Committee (and approved by the IFC Committee, as necessary), the target and maximum Award opportunities, performance levels and performance criteria for each participant for a given Plan Cycle shall be set forth in writing and communicated to each such participant (the “Plan Cycle Schedule”); provided, however, that the rights of a Covered Officer to receive payment pursuant to any such Award shall be expressly conditioned on obtaining the approval of the Plan by a majority of the shareholders of the Company in the manner provided under Code Section 162(m) prior to such payment.
After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.
As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.
The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any Plan Cycle shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Plan Cycle.
For Awards payable to Covered Officers, the IFC Committee shall certify in writing prior to any such payment the extent to which the performance goal or goals (and any other material terms) applicable to such Plan Cycle have been satisfied and the amounts to be paid, vested, or delivered as a result thereof.
The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce in a manner consistent with Code Section 162(m), but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

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7. Miscellaneous
a)	Amendment, Suspension or Termination of this Plan. Subject to the requirements of Code Section 409A and Section 162(m), the Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company and subject to any requirement of stockholder approval imposed by applicable law, rule or regulation; provided, that, subject to the right of the Board to adjust Awards, no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken. To the extent required by Section 409A of the Internal Revenue Code, the Plan will be amended to comply with Section 409A of the Code. The Board reserves the right in any year not to grant any new units to any participating member.

b)	No Assignment. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

c)	Limitation on Liabilities. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

d)	Limitation on Vested Interest. Awarding a bonus is within the sole discretion of the Board. No participant has a vested interest in an award under the Plan prior to the end of the Plan Cycle for which the Award is granted.

e)	Employment Rights. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

f)	Unsecured General Creditors. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

g)	Governing Law. Indiana law shall determine the validity and construction of the Plan and any rules relating to the Plan without reference to principles of conflict of laws, except as superseded by applicable federal law. This Plan is not intended to create any deferral of income that would be subject to Internal Revenue Code Section 409A. In the event that any deferral of income results under this Plan, the terms of this Plan shall be interpreted to comply with the requirements of 409A.

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APPENDIX D
Irwin Home Equity Corporation
Performance Unit Plan
1. Purpose
The purpose of the Irwin Home Equity Corporation Performance Unit Plan is to encourage employee retention and motivation to increase the long-term value of the Company through grants of performance units.
2. Effective Date
The Performance Unit Plan was adopted by the Board on December 20, 2005. The initial Plan Cycle is January 1, 2006 – December 31, 2008. Adoption of the Plan is subject to shareholder approval.
3. Definitions
a)	AWARD means a payment made pursuant to the Plan at the end of a Plan Cycle.

b)	BOARD means the Board of Directors of Irwin Home Equity Corporation.

c)	CODE means the Internal Revenue Code of 1986, as amended.

d)	COMMITTEE means the committee appointed by the Board to administer the Plan, which shall consist solely of the Chairman until such time as the Plan is amended in accordance with Section 7(a) hereof.

e)	COMPANY means the Irwin Home Equity Corporation.

f)	COVERED OFFICER means any individual who, on the last day of the taxable year of IFC, is the chief executive officer of IFC and any other officer of the Company who is, for such taxable year, determined to be among IFC’s four “highest compensated officers (other than the chief executive officer of IFC) as defined under Code Section 162(m)(3).

g)	DISABILITY means the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering the Company’s employees.

h)	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

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i)	IFC COMMITTEE means the committee appointed by the board of directors of IFC to administer such long-term incentive plans as may be adopted by such board from time to time or, in the absence of such a committee, the standing compensation committee of IFC’s board of directors as constituted from time to time; provided, that any such IFC Committee shall be comprised solely of at least two members of the IFC board of directors who qualify as an “outside director” under Code Section 162(m) and the regulations promulgated thereunder and as a “non-employee director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act.

j)	PERFORMANCE UNIT means a component used to represent the incremental cash value of the Company that is awarded to participants in the Plan at the beginning of each Plan Cycle.

k)	PLAN means the Irwin Home Equity Corporation Performance Unit Plan.

l)	PLAN CYCLE means the three-year period in which the Plan will run.

m)	P/E means a valuation ratio of the current share price compared to a per-share earnings unit.

n)	ROE means return on equity.
4. Eligibility
Key employees, as recommended and approved by the Company President and Board, are eligible to participate in the Plan. Key employees include those full-time employees whose compensation market data supports granting long-term incentive opportunities at the Director level or above.
Selection of an employee for participation in the Plan does not guarantee being selected for participation in the Plan for any subsequent Plan Cycle. Selection of an employee for participation in the Plan does not give the participant any right to continue in the employ of the Company. The Company reserves the right, which may be exercised at any time, to terminate a Plan participant’s employment or adjust the compensation of a Plan participant with or without cause.
5. Administration
The Board will be requested to approve each Performance Unit Plan at the beginning of the Plan Cycle. The Committee will then carry out the daily administration of the Plan.
6. Plan Specifications
a)	Plan Cycles. Each Plan Cycle is three years in length with the first cycle starting January 1st, 2006 and ending December 31st, 2008. All subsequent Plan Cycles will start January 1st and end December 31st three years later. A new Plan Cycle will start at the beginning of each calendar year.

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b)	Plan Operation. Participants are awarded Performance Units at the beginning of each Plan Cycle. Performance Units vest in accordance with Section 6(f) below. At the end of each Plan Cycle, the vested Performance Units are cashed out based on the value of the Performance Units at the end of the Plan Cycle to the extent the participant is employed by the Company at the end of the Plan Cycle.

c)	Performance Units. Performance Units are components used to represent the incremental cash value of the Company. The beginning value of the Company is divided by the number of units in order to make the beginning value for a Performance Unit in the first Plan Cycle equal to $100. Subsequent valuations will use the calculated number of units in order to determine the per unit value.

d)	Valuation. Valuations are done by an outside appraiser in conformity with the Uniform Standards of Professional Appraisal Practice. Valuations are performed annually unless the Board determines that significant volatility suggests the need for more frequent valuations. The standard value is fair market value. The outside appraiser will recommend a valuation approach or approaches, such as the combination of a market approach, income approach and net asset approach. The valuation should be adjusted for any capital contributions.

e)	Award Opportunities. Award opportunities are based on a median competitive expected value divided by the starting value of a Performance Unit for each Plan Cycle.

f)	Vesting. Performance Units will cliff vest based on continued employment over the Plan Cycle and average ROE performance, as follows:
(i) No Performance Units will be vested if average ROE over the Plan Cycle is less than or equal to the average of the threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
(ii) All of the Performance Units will vest at the end of the Plan Cycle if average ROE performance at least equals the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
(iii) A prorated portion of Performance Units will vest at the end of the Plan Cycle if average ROE is between the average of the threshold ROEs stated in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle and the average of the target ROEs in the annual Short-Term Incentive Plan for each of the years of the Plan Cycle.
The Right to receive the value of vested Performance Units shall be contingent upon employment with the Company on the last day of the Plan Cycle.
g)	Rights Upon Separation from Service. In the event of separation from service, as such phrase is defined in Section 409A of the Code, for reasons other than death, Disability, retirement, transfer pursuant to Section 6(h) below, or company-initiated Separation from Service unrelated to job performance, the Participant forfeits all Performance Units in effect on the date of separation. In the event of separation from service by reason of death, Disability (as such term is defined in Section 409A of the Code) retirement,

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transfer pursuant to Section 6(h) below, or Company-initiated Separation from Service unrelated to the participant’s job performance, a pro-rated portion of the Performance Units for each Plan Cycle in effect will be paid at the same time as set forth in Section 6(i) based on full months completed in the Plan at the date of termination, provided that the performance goals and performance criteria were met during the applicable Plan Cycle.
h)	Transfer to Non-eligible Position. If a Participant transfers to a non-Plan-eligible position during the Plan Cycle, the Participant will receive a pro-rated portion of the Performance Units equal to the Performance Units in effect on the date of the transfer; provided that the performance goals and performance criteria were met during the applicable Plan Cycle; provided further than the Participant is employed by the Company or other Irwin Financial Corporation company at the end of the Plan Cycle. Payout will occur at the same time as for other Participants in those Plan Cycles.

i)	Payment of Awards. The value of a Participant’s vested Performance Units will be paid out in a cash lump sum payment based on the most recent valuation as soon as administratively practicable after such valuation is approved by the Board, but no later than March 14th of the first year immediately following the end of the Plan Cycle. If for any reason it is administratively impracticable to pay the value of the Performance Units by that deadline, such payments shall be made as soon as administratively practicable in the first calendar year immediately after the Plan Cycle ends. The value of the Award is determined by the most recent valuation based on the final year financials of that Plan Cycle. In order to receive the Award, the Participant must be employed in a Plan-eligible position on the last day of the Plan Cycle, subject to Section 6(h) above. The award is subject to all required tax deductions. No Award shall be payable if the participant and/or Company does not meet the performance goals set forth in the Plan Cycle Schedule. Awards payable to Covered Officers are subject to Section 6(l) below.

j)	Delay in Payment. The timing of a payment will be delayed to a date after the designated payment date where the Company reasonably anticipates that the Company’s deduction with respect to such payment otherwise would be limited or eliminated by the application of Code Section 162(m); provided, however, that the payment shall be made either at the earliest date at which the Company reasonably anticipates that the deduction of the payment amount will not be limited or eliminated by application of Code Section 162(m) or the calendar year in which the participant Separates from Service, as that term is defined by Code Section 409A and regulations issued thereunder.

k)	No Acceleration of Payment. The timing of payments under this Plan shall not be accelerated for any reason that is not permitted by Code Section 409A and regulations issued thereunder.

l)	Compliance with Code Section 162(m). The Company intends that Awards made to Covered Officers under the Plan shall satisfy the requirements for “performance-based compensation” under Code Section 162(m) and 409A and the Treasury Regulations promulgated thereunder. Therefore, Awards to Covered Officers and interpretation of the Plan shall be guided by such provisions, as appropriate. If a provision of the Plan would

4

cause a payment to a Covered Officer to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy Code Sections 162(m) and 409A. Notwithstanding the foregoing, the Company shall request that IFC obtain IFC shareholder approval for any amendment of the Plan as may be required under Code Section 162(m) to ensure the Plan’s qualification under Code Section 162(m).
For Covered Officers, within 90 days after the beginning of a Plan Cycle and before it has become substantially certain that the performance level will be met (or such other time as is consistent with the requirements of Code Sections 162(m) and Section 409A of the Code), the IFC Committee, in its sole discretion, shall take the following action:
1)	establish a target Award opportunity in writing for each Plan participant for the Plan Cycle, expressed in Performance Units; and

2)	establish objective performance-based goals for an Award for which the outcome is substantially uncertain at the time such goals are established and that (i) specify a threshold, a target, a maximum and any other performance levels deemed by the Committee to be necessary or appropriate to establish an accurate and effective pay-for-performance schedule and (ii) base performance on one or more of the following financial indicators of the Company’s success: earnings per share, net earnings, net income, operating earnings, customer satisfaction, revenues, net sales, financial return ratios such as return on equity, return on assets, return on capital, and return on investment, ratio of debt to earnings or shareholders’ equity, market performance, market share, balance sheet measurements, economic profit, cash flow, shareholder return, margins, productivity improvement, distribution expense, inventory turnover, delivery reliability, cost control or operational efficiency measures, and working capital, any of which may be measured in absolute terms, growth or improvement during a Performance Period or as compared to another company or companies. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and strategic loan loss provisions. Such performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not, be based upon a change or an increase or positive result.
Notwithstanding anything in the foregoing to the contrary, in the case of a person who was a Covered Officer as of the close of the immediately preceding fiscal year, the target Award opportunity, performance levels and performance criteria pertaining to such Covered Officer shall also be approved by the IFC Committee within 90 days after the beginning of the Plan Cycle but in no event after 25 percent of such Plan Cycle has elapsed (or such other time as is consistent with the requirements of Code

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Sections 162(m) and 409A). All such target and maximum Award opportunities, performance levels and performance criteria pertaining to any Covered Officer shall be objective and shall otherwise meet the requirements of Code Sections 162(m) and Section 409A.
Upon being established by the Committee (and approved by the IFC Committee, as necessary), the target and maximum Award opportunities, performance levels and performance criteria for each participant for a given Plan Cycle shall be set forth in writing and communicated to each such participant (the “Plan Cycle Schedule”); provided, however, that the rights of a Covered Officer to receive payment pursuant to any such Award shall be expressly conditioned on obtaining the approval of the Plan by a majority of the shareholders of the Company in the manner provided under Code Section 162(m) prior to such payment.
After the establishment of a performance goal for a Covered Officer, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.
As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 6 shall be disclosed to and reapproved by IFC’s shareholders no later than the first shareholder meeting that occurs in the 5th year following the year in which IFC’s shareholders previously approved such performance goals.
The maximum dollar amount for a cash Award that may be earned under the Plan with respect to any single Plan Cycle shall be $2,000,000. Any amount earned with respect to a cash Award with respect to which performance is measured over a period greater than one year shall be deemed to be earned ratably over the number of full and partial years in the Plan Cycle.
For Awards payable to Covered Officers, the IFC Committee shall certify in writing prior to any such payment the extent to which the performance goal or goals (and any other material terms) applicable to such Plan Cycle have been satisfied and the amounts to be paid, vested, or delivered as a result thereof.
The Committee reserves the right to adjust the Award of any participant (other than a Covered Officer) to reflect individual performance and/or extraordinary circumstances. The Award of any Covered Officer shall be subject to the right of the IFC Committee to reduce in a manner consistent with Code Section 162(m), but not increase, such Covered Officer’s Award to reflect individual performance and/or extraordinary circumstances.

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7. Miscellaneous
a)	Amendment, Suspension or Termination of this Plan. Subject to the requirements of Code Section 409A and Code Section 162(m), the Board may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interest of the Company; provided, that, subject to the right of the Board to adjust Awards, no such action may cause any participant to be deprived of any Award previously awarded but not yet paid, or be effective in the fiscal year in which such action is taken unless it is taken within the first three months of the fiscal year.

b)	No Assignment. No portion of any Award under the Plan may be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution prior to its payment.

c)	Limitation on Liabilities. In any matter related to the Plan, no director or employee of Irwin Financial Corporation, or any affiliate of Irwin Financial Corporation shall be liable for the action, or the failure to act, on the part of any other such person.

d)	Limitation on Vested Interest. Awarding a bonus is within the sole discretion of the Board. No participant has a vested interest in an award under the Plan prior to the end of the Plan Cycle for which the Award is granted.

e)	Employment Rights. Participation in this Plan shall not be construed to grant any employee the right to be retained in the employ of the Company.

f)	Unsecured General Creditors. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

g)	Governing Law. The validity and construction of the Plan and any rules relating to the Plan shall be determined and governed by the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. This Plan is not intended to create any deferral of income that would be subject to Internal Revenue Code Section 409A. In the event that any deferral of income results under this Plan, the terms of this Plan shall be interpreted to comply with the requirements of 409A.

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ò Please fold and detach card at perforation before mailing. ò

IRWIN FINANCIAL CORPORATION
Voting Instruction Form for the Annual Meeting of Shareholders
As a participant in the Irwin Financial Corporation Employees’ Savings Plan and/or the Irwin Mortgage Corporation Retirement and Profit Sharing Plan (collectively, the “Plans”), you have the right to direct Fidelity Management Trust Company (“Fidelity”), as trustee of the Plans, regarding how to vote the shares of Irwin Financial Corporation attributable to your individual account under the Plans. Your instructions to Fidelity will be tabulated confidentially. If your voting directions are not received by April 3, 2006, the shares attributable to your account will not be voted.

Dated:	, 2006.

Signature(s)

Signature(s)
Please sign exactly as name appears here, date, and return this voting instruction form promptly in the enclosed envelope. No postage required if mailed in the United States.
PLEASE DATE, SIGN AND RETURN THE VOTING INSTRUCTION FORM PROMPTLY, USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT
Only the Trustee can vote your shares represented on this ballot. To ensure that your shares are represented at the meeting, please mark, sign, date and return this voting instruction form promptly in the enclosed postage-paid envelope, so your shares may be represented at the Annual Meeting.
ò Please fold and detach card at perforation before mailing. ò

IRWIN FINANCIAL CORPORATION	VOTING INSTRUCTION FORM
This Voting Instruction, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no directions are given, if the card is not signed, or if the card is not received by April 3, 2006, the shares credited to your account will not be voted.

1.	Election of four Directors

	☐ FOR all nominees listed below		☐ WITHHOLD authority to vote for all the nominees

	David W. Goodrich	Brenda J. Lauderback	John C. McGinty	Marita Zuraitis

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name below.

2.	To approve the Irwin Union Bank Amended and Restated Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Irwin Commercial Finance Amended and Restated Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the Irwin Home Equity Corporation Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.
(Continued on other side)

ò Please fold and detach card at perforation before mailing. ò

IRWIN FINANCIAL CORPORATION
Proxy for Annual Meeting of Shareholders
Proxy Solicited on Behalf of the Board of Directors
The undersigned does hereby nominate, constitute, and appoint William I. Miller and Thomas D. Washburn and each of them, (with full power to act without the other), with full power of substitution to each, the true and lawful Proxies of the undersigned to attend the Annual Meeting of the Shareholders of the Corporation, to be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike, Columbus, Indiana, on Thursday, April 6, 2006, at 4:00 p.m. (EDT), or at any adjournment of the meeting, and to vote all shares of the Corporation that the undersigned is entitled to vote upon the matters referred to in this proxy and in the notice of the meeting to the same extent and with all the powers the undersigned would possess if personally present and voting at the meeting or at any adjournment of it.
The undersigned acknowledges receipt of notice of the meeting and the accompanying proxy statement and hereby revokes all proxies heretofore given by the undersigned for the meeting.

Dated:	, 2006.

Signature(s)

Signature(s)
Please sign exactly as name(s) appear(s) here, date, and return this proxy promptly in the enclosed envelope. If there are two or more co-owners, all must sign. No postage required if mailed in the United States.
PLEASE DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed postage-paid envelope, so your shares may be represented at the Annual Meeting.
ò Please fold and detach card at perforation before mailing. ò

IRWIN FINANCIAL CORPORATION	PROXY
This proxy will be voted as you specify on this proxy card. If no specification is made, the Shares represented by the proxy will be voted FOR the Directors named in the proxy statement, FOR the approval of the proposed Performance Unit Plans, and the Proxies may vote in their their discretion upon such other matters as properly may come before the meeting or any adjournment of it. This proxy may be revoked at any time prior to voting it.

1.	Election of four Directors

	☐ FOR all nominees listed below		☐ WITHHOLD authority to vote for all the nominees

	David W. Goodrich	Brenda J. Lauderback	John C. McGinty	Marita Zuraitis

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name below.

2.	To approve the Irwin Union Bank Amended and Restated Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Irwin Commercial Finance Amended and Restated Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the Irwin Home Equity Corporation Performance Unit Plan

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.
(Continued on other side)